Investment Manager
   For American Leading Companies Trust:
     Legg Mason Funds Management, Inc.
     Baltimore, MD

   For Balanced Trust, U.S. Small-Cap Value Trust,
    and Financial Services Fund
     Legg Mason Fund Adviser, Inc.
     Baltimore, MD

Investment Adviser
   For American Leading Companies Trust:
     Legg Mason Funds Management, Inc.
     Baltimore, MD

   For Balanced Trust:
     Bartlett & Co.
     Cincinnati, OH

   For U.S. Small-Cap Value Trust:
     Brandywine Asset Management, Inc.
     Wilmington, DE

   For Financial Services Fund:
     Gray, Seifert & Co., Inc.
     New York, NY

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Auditors
   Ernst & Young LLP
   Philadelphia, PA

   This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                      ------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-013
11/00

--------------------------------------------------------------------------------

            -------------------------------------------------------
                              Semi-Annual Report

                              September 30, 2000
                                  Legg Mason

                             Investors Trust, Inc.


                               American Leading
                                Companies Trust

                                Balanced Trust

                                U.S. Small-Cap

                                  Value Trust

                              Financial Services

                                     Fund
                               Primary Class and

                                    Class A

            -------------------------------------------------------

                                      LEGG
                                     MASON
                                     FUNDS
                                      LOGO
--------------------------------------------------------------------------------

To Our Shareholders,

     We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the Primary Class of the American Leading Companies Trust, the Balanced Trust, and the U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of Financial Services Fund.

     The following table summarizes key statistics for the Primary Class of shares of each Fund (and Class A shares of Financial Services Fund), as of September 30, 2000:

                                                         3-Month           12-Month
                                                      Total Return/1/   Total Return/1/
                                                      --------------    ---------------
 American Leading Companies Trust                          +2.54%            +7.78%
 Balanced Trust                                            +0.61%            +7.88%
 U.S. Small-Capitalization Value Trust                     +9.93%            -1.53%
 Financial Services Fund
   Primary Class                                          +17.88%           +20.22%
   Class A (including front-end sales charge)             +12.42%           +15.36%
   Class A (excluding front-end sales charge)             +18.07%           +21.05%

 S&P 500 Stock Composite Index                             -0.97%           +13.28%
 Lipper Large-Cap Value Index                              +3.65%           +10.14%
 Lehman Brothers Intermediate Government/
  Corporate Bond Index                                     +2.87%            +6.74%
 Lipper Balanced Fund Index/2/                             +1.99%           +11.11%
 Russell 2000 Index                                        +1.11%           +23.39%
 Lipper Financial Services Fund Index                     +21.41%           +25.26%

     On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

     We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  Edward A. Taber, III
                                  President

October 30, 2000

_________________
/1/Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
/2/The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

     T.S. Eliot called April the "cruelest" month, but where stocks are concerned, it's September, hands down. Since January 1950, September has been the worst month to own stocks (as measured by the S&P 500 Index), and the only month of the year to show a negative average return over that time period. Recent history has been no exception. In September 1999, the S&P 500 was down almost 4%, and this September was down over 5%. Often the weakness in September has carried over into October. In fact, many important market lows have been recorded in the month of October. The famous, but now distant, Crash of 1987 bottomed on October 19, 1987. The Bear Market of 1990 bottomed on October 11. More recently, the S&P 500 established important lows in each of the last three years in October -October 8, 1998, October 15, 1999, and October 18, 2000 (let's hope).

     Perhaps it is just coincidence that September and early October have seen such weak markets in recent years. After all, some month has to be the weakest of the year, why not September? However, we can think of at least two reasons why more than just coincidence may be at work.

     It has been our experience that many investors, company executives and security analysts follow the "hope springs eternal" theory of investing. Under this theory, earnings shortfalls and sales slowdowns early in the year tend to be characterized, and more easily forgiven, as "temporary" or "minor" problems which will be more than made up in the back half of the year, thus ensuring that annual earnings targets are met or exceeded. By September, however, three quarters of the year are over, leaving little time to make up shortfalls. Thus, third quarter pre-announcement and reporting season tends to be " 'fessing up" time, when companies are forced to admit that problems are more persistent and deep-seated than originally believed and likely to negatively affect full year results, and perhaps even carry over into the following year.

     " 'Fessing up" time is being exacerbated this year by a growing body of evidence that U.S. economic growth is slowing. The triple whammy of rising interest rates, a very strong dollar and sky-high energy costs has triggered a rash of earnings "pre-announcements" (read: "shortfall" or "disappointment") from a who's who of U.S. companies, which include, in no particular order: Dell Computer, Intel, Lucent Technologies, Circuit City Stores, Nordstrom's, Home Depot, Xerox, Eastman Kodak, Polaroid, Apple Computer, Alcoa, Hertz, Daimler Chrysler, Unisys, Maytag and Gap Stores. If this list is not evidence enough of the widespread nature of the current slowdown, we would cite one more data point in support of that view. The chief financial officer (CFO) of a member of the Dow Jones Industrial Average reported to us that at a recent roundtable gathering of CFOs of all thirty companies in the Dow, every single company reported an "abrupt slowdown in their short-tail businesses" in September.

     Another factor which we believe has contributed importantly to market weakness in September and October in recent years is mutual fund tax-selling. Many mutual funds' fiscal years end on October 31st. Even those (such as American Leading Companies) without an October 31 fiscal year end will base their year-end capital gains distributions on tax periods which end on October 31st. In a year like this one, when all major market indices are down through September and most funds have made little or no upward progress, there is great pressure on fund managers to offset gains recorded earlier in the year with losses before the end of the fiscal year or tax period. After all, the last thing a fund manager wants to do is present a big December tax bill to shareholders who have not made any money during the year. As a consequence, stocks which are already depressed tend to get added selling pressure in September and October because they are prime tax-selling candidates.

     The confluence of external circumstances and internal market factors seems to have conspired to create important market bottoms -- and by extension, attractive buying opportunities -- in October of 1998 and 1999. We think there is a good chance that October 2000 will make it three in a row. Students of market history should be heartened to know that the three best months of the year for stock returns over the past 50 years are November, December and January.

Investment Results

     Cumulative results for the American Leading Companies Trust for the three-month, nine-month, one-year, three-year and five-year periods ended September 30, 2000, are listed below, along with those of some representative benchmarks:

                                       Three    Nine      One     Three     Five
                                      Months   Months    Year     Years    Years
                                      -------  -------  -------  -------  --------
American Leading Companies             +2.54%   -0.39%   +7.78%  +27.49%  +107.69%
S&P 500 Composite Index                -0.97%   -1.39%  +13.28%  +57.88%  +166.82%
Lipper Large-Cap Value Funds Index     +3.65%   +1.59%  +10.14%  +34.81%  +117.54%
Dow Jones Industrial Average           +2.36%   -6.31%   +4.57%  +40.75%  +143.27%

     The Fund had another respectable quarter, bettering the S&P 500 and Dow Industrials, but modestly trailing the index of Lipper Large-Cap Value Funds for the three months. For the calendar year to date, the Fund also bested the S&P 500 and Dow Industrials, but trailed its Value peer group. The modest shortfall compared to peer funds in the latest quarter and the year to date is due principally to the larger commitment to technology stocks in the Fund than in other value funds. For longer time periods, the Fund is behind its benchmark and peer group.

     As was true in the second quarter, health care was among the best performing sectors in the third quarter, as were the financial stocks. The Fund's overweighting in health care and financials was a significant benefit to performance in the quarter. Technology and telecommunications stocks continue to be generally weak. The Fund was underweighted in these two areas compared to the S&P 500 and Dow Industrials and as a consequence outperformed these benchmarks in the quarter. The Fund, however, was overweighted in technology and telecommunications relative to its value peers, and thus was hurt more than other value funds by their weakness. Strong performers in the portfolio during the third quarter included: McKesson/HBOC Inc., Bank One Corporation, Washington Mutual, Inc., Fannie Mae, MGIC Investment Corporation, Foundation Health Systems, Inc., Mellon Financial Corporation, AMR Corporation, Bank of America and TJX Companies Inc. Portfolio laggards included: FINOVA Group Inc., Intel Corporation, Albertson's, Inc., WorldCom, Inc., Eastman Kodak Company, Microsoft Corporation, Unisys Corporation, Gateway, Inc., Wal-Mart Stores, Inc. and Koninklijke (Royal) Philips Electronics N.V.

Outlook

     Before this quarter is over, we will have elected a new President. Many investors grow concerned around election time about the impact a new administration may have on the market. We believe that the administration per se has little market impact; it is the policies that are enacted that count. Those policies, though, are themselves often shaped by the market. The tremendous expansion of equity ownership through 401(k) and stock option plans has democratized the stock market over the past 10 years. It is much harder to pass legislation perceived to be market unfriendly than it was a generation ago. Now when markets react strongly, politicians are often forced to respond. The felt necessity to "do something" about oil prices is a current manifestation of the sensitivity of government to changes in markets. There is, of course, the real risk that governments overreact to normal market fluctuations, but that is balanced by their being unlikely to actively pursue policies that would have a substantial negative market impact. Legislation, no doubt, will continue to be proposed and sometimes passed that could have significant effects on individual industries.

     It is always more pleasant to write quarterly letters saying how well the market did than it is to write how the market has spent nine months doing little except drive price/earnings ratios lower. After five years where share prices rose faster than earnings, we are in a year where earnings are rising and share prices are not. High oil prices and international tensions, higher short-term interest rates, upward pressure on inflation, and the uncertainty of an election year have all taken their toll on the market. As noted earlier, the third quarter has also seen the highest level of pre-announced earnings warnings in several years, solid evidence that the economy is slowing. The good news is that the bad news is reflected in the market. At current prices, we believe the market represents good value and your portfolio even better value.

     As always, we appreciate your support and welcome your comments.


                                           David E. Nelson, CFA


October 23, 2000
DJIA 10271.7

Portfolio Managers' Comments
Balanced Trust

Common Stocks

     Failed summer rally attempts and rapidly shifting market leadership reigned among the U.S. equity markets during the quarter. Conjecture regarding Fed policy on interest rates quickly gave way to the consequence of rising oil prices and a plunging euro, leading to disappointing profit forecasts from many bellwether companies. By the end of September, most market indexes were "in the red," with the once-mighty NASDAQ surrendering 8%. So far, conditions have worsened during the first three weeks of October. It's possible that market averages could finish the year with negative returns for the first time since 1990.

     Last year, technology stocks were "the only game in town" and their phenomenal appreciation drove major market averages to 20%+ returns, masking the stagnant performance of most market sectors. Following the NASDAQ became a favorite pastime for some, an obsession for others. This was a difficult environment for value-oriented portfolios. So far, 2000 is providing a measure of vindication. The equity component of the Balanced Trust has demonstrated very good resilience in the latest market volatility. The equities posted a nine-month total return of +3.49%, which compares nicely to the -1.39% return posted by the Standard & Poor's 500 index. Good performance from selected consumer, health and financial stocks paced the portfolio during this period. Meanwhile, since the recent correction has been concentrated in technology stocks, our underweighting in this sector provided some additional protection.

     The technology swoon allowed for some opportunistic buying during the third quarter. We added a new position in Texas Instruments. TI is a leading manufacturer of digital signal processors, which are a key component of cellular phones and related digital products. We increased our holdings of Dell Computer, IBM, Lucent Technologies and Microsoft. Meanwhile, modest cutbacks of selected financial stocks (Citigroup, Mellon Financial) provided funds for our purchases.

     We are very encouraged by the solid corporate profit reports released during the last few days. With a few exceptions (Home Depot, Intel) our companies have delivered on-target quarterly results. We're expecting most to finish 2000 with profit growth of 15% or greater. Since our guiding conviction is that stock prices parallel business results over the long haul, this solid fundamental performance is very encouraging.

     As usual, there's no shortage of things to worry about as we look ahead to 2001. We can identify four factors that deserve some commentary:

     1. Looking beyond our borders, we are dismayed by the latest problems in the Middle East, where lasting peace seems hopelessly elusive. Since oil is still the most important industrial commodity, events in the Persian Gulf region could certainly disrupt an otherwise sanguine economic outlook. It's worth remembering that the last three recessions in the United States (1973-74, 1981, 1990) coincided with significant energy price increases.

     2. The collapse of the euro currency is important. Most of our multinational companies do significant business in Europe, so their euro-based earnings are under pressure. This is a factor behind recent earnings warnings from a variety of companies. Meanwhile, smaller companies that export to Europe are competitively disadvantaged as dollar-priced goods become more expensive for European buyers.

     3. The corporate earnings outlook for 2001 is somewhat uncertain at this juncture, owing to the above factors. As the old saying goes, stock prices are all about "earnings and interest rates," so any slowdown of earnings growth will remove a key support for the market. This is why forecasts of slowing growth from industry leaders like Intel and Home Depot have spooked the investment community during October.

     4. Last but not least, the elections. Studies have shown that financial markets thrive under political gridlock, wherein executive and legislative control is divided. At this juncture, the presidential contest seems to be a toss-up, and most analysts think Congress could go either way. It's worth remembering the lackluster market we experienced in 1993-94 when investors were frightened by the regulatory initiatives championed by a Democratic President and a sympathetic Congress. Certainly investors in health care and energy companies remember the pain. Meanwhile, lest we sound partisan, it's a good bet that interest rates would move higher (at least initially) if the GOP takes control of both branches on November 7th. Higher interest rates would probably put the brakes on market performance, at least temporarily.

     While the above factors seem worrisome, they shouldn't sidetrack a long-term investment program. Owning high quality businesses will build wealth over the long haul. In its rewarding long-term history, the stock market has survived much more challenging problems than the ones cited above. We would certainly take the current menu of "problems" over the stagflation that characterized the `70s, the civil unrest of the late `60s, or the Cuban Missile Crisis and assorted Cold War scares that frightened investors in earlier times. Staying the course with good stocks, and occasionally upgrading into even better companies when opportunities develop, is the most sensible strategy.

Fixed Income

     The quarter ended September 30, 2000, was a favorable period for fixed income investors, with the yields on intermediate maturity bonds declining by approximately 25 to 30 basis points./1/ We are pleased to report that the fixed income portion of the Fund continued to outperform its benchmark index, the Lehman Intermediate Government/Corporate Index, as it has consistently since the Fund's inception.

     During the past three months, mortgages and government agencies posted the best returns in the shorter and longer maturities, while corporate bonds posted the best returns in the 3- to 7-year maturity range. On a trailing 12-month basis, mortgages, which have been our asset of choice for some time, continued to post the best returns by a fairly wide margin. At present, we continue to find value in mortgages (which we added to during the quarter), government agencies and short-term corporate bonds. At some point, we believe that longer-dated corporate bonds will offer a significant buying opportunity; however, we believe that it is still premature as aggregate corporate credit continues to


_________________
/1/ 100 basis points = 1%.

be on the decline and there is a disturbing lack of liquidity owing to bond dealers' reluctance to commit capital to this sector.

     Six months ago, we advanced the notion that continued tightening of interest rates by the Federal Reserve would soon lead to a slowing of the economy, and recently, as you have no doubt seen, the stock market has been rocked by a seemingly endless succession of companies that did not meet earnings estimates due to slowdowns in revenues. Indeed, many of the popular new economy stocks have posted declines of 50% or greater over the last six months and, in some cases, have wiped out the gains that were accumulated in the past two to three years. Just as the case was made previously that increases in shareholder wealth would lead to increased consumer spending, conversely, it is reasonable to conclude that decreases in consumer wealth in this recent stock market decline will produce a slowing in consumer expenditures. This phenomenon, coupled with growing concern about the difficulties in the Middle East and the uncertainty of the election here in the U.S., could lead to a continuing flight to quality, which would benefit the fixed income portfolio. Whether the recent slowdown is just a brief respite, or perhaps a more enduring trend, remains to be seen; however, we are confident that a portfolio focused on high quality fixed income securities will serve the Fund very well for the foreseeable future.

     We appreciate your investment in the Fund, and will work hard to deliver solid long-term performance.


James B. Hagerty, CFA                           Dale H. Rabiner, CFA
Peter A. Sorrentino, CFA                        Fixed Income Portfolio Manager
Equity Portfolio Managers

October 24, 2000
DJIA 10393.1

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

     For the quarter, the portfolio rose 9.9%, compared to gains of 7.3% for the Russell 2000 Value and 1.1% for the Russell 2000, and a loss of -1.0% for the S&P 500. Year-to-date, the portfolio has returned 0.3% while the Russell 2000 Value has gained 13.6%, the Russell 2000 is up 4.2% (well below its high in 2000) and the S&P is down 1.4%.

     U.S. equity markets underwent a large fundamental shift in the third quarter of 2000. Earlier in the year, investors were motivated by a narrow, intense focus on technology and biotechnology stocks. In this environment, small value stocks were shunned despite their attractive valuations and improving fundamentals. Now that Internet stocks have produced a series of fundamental disappointments, investors have begun to grow disenchanted with the group and broaden their interest into previously ignored sectors. At the same time, we have seen indications that the Federal Reserve's interest rate hikes were leading the U.S. economy toward a "soft landing," i.e., a return to moderate, sustainable growth that would not ignite inflationary pressure. Small-cap value stocks, and especially our portfolio, benefited from this new market environment. More investors now appear willing to consider small-cap value stocks at the same time that a more optimistic economic outlook should benefit these companies.

     The market did close the quarter on a more cautious note, as investors seemed less confident in the Fed's ability to achieve the soft landing. The twin concerns of rapidly rising oil prices and a weak European currency threatened to interrupt an extended period of robust corporate earnings. A diverse string of companies pre-announced earnings below expectations, including DuPont, Gillette, Caterpillar, Apple, Intel and Priceline.com. A number of these shortfalls came in the technology sector, which has been a primary driver leading both the U.S. economy and stock markets higher over the last two years. The Fund's portfolio held up well in this more uncertain environment due to the fact that our stocks are priced at valuations that already discount most negative possibilities.

     The dramatic shift in the market environment this quarter can best be appreciated by reviewing the behavior of one portfolio holding. Carpenter Technology is a specialty metals company whose earnings were hurt by the global economic problems that began in 1997. This earnings decline drove down the stock's valuation and put the stock in our value universe and then in our portfolio. Fundamentals began to improve for Carpenter in the fourth quarter of 1999; and in January 2000, the company reported quarterly earnings, which, for the first time in almost two years, were up over the previous year. Despite this fundamental turnaround, the stock declined significantly in the first quarter; investors were selling "old economy" stocks to invest in the hot Internet stocks. In August, Carpenter reported, for the third time in a row, quarterly earnings that beat those reported in the previous year. In the new market environment, investors finally took notice of the earnings improvement and took the stock up over 50% in August, exemplifying the dramatic shift in focus and sentiment.

     This new attention toward small-cap value stocks may unleash the tremendous potential existing in our portfolio. Our portfolio, according to consensus analyst earnings predictions, has growth prospects similar to the Russell 2000 Value, yet it has an average price-to-earnings ratio that is just over half of the benchmark's valuation. At the same time, the Russell 2000 Value's valuation compared to large-cap stocks is at a much lower level than we have seen in the last twenty years. Our stocks are very out of favor relative to the U.S. equity market and to a degree that is not justified by fundamental prospects. Any movement toward a more normal and reasonable valuation level for our stocks will produce superb returns from our portfolio.

     An important indication of our portfolio's potential is the dramatic rise in the number of holdings being acquired at significant premiums to market prices. Across our small-cap portfolios, the number of stocks taken over has risen from an average of 5 to 10 per quarter in early 1998 to 25 to 40 per quarter currently. Those closest to these companies, such as management and competitors, recognize that, at current prices, many of these stocks are too attractive not to purchase the whole company. Almost all of these deals have been for cash, demonstrating the buyers' confidence in the value of their purchase.

     With investors' concerns about corporate earnings growth, the stock market has continued to decline early in the fourth quarter. Should markets continue to weaken, our stocks are priced to provide defensive returns, falling less than other stocks just as they have done in previous down markets. The portfolio has demonstrated its defensive strength this year; on days when the Russell 2000 was down, our portfolio outperformed the index by an average of 1.1%. Similarly, on days when the Russell 2000 Value fell, our portfolio was down on average 0.3% less than that benchmark. However, should the earnings outlook brighten, our companies will benefit fundamentally and their deep valuation discounts offer tremendous upside potential.

     In our experience with portfolio management, as well as in our historical research, we have seen previous periods like the one that ended earlier this year (where investors had an undue focus on a narrow portion of the market). This recent period was the most extended example of such an environment we have seen, and our portfolio's performance lag was the greatest we have experienced. However, investors' focus has always returned to the long-term fundamental drivers of markets: earnings, valuations and economic worth. Our portfolios have excelled in these environments because these principles define our investment process. Following periods when our portfolios have lagged the Russell 2000 Value for three years, we have subsequently beaten the benchmark over the next three years by 3.3% on an average, annual basis. The turn in both the market and in our portfolio's performance indicates that we have entered this recovery phase and the opportunity in our portfolio is as great as we have ever seen.

     As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.


                                           Henry F. Otto
                                           Steven M. Tonkovich
                                           Managing Directors

October 24, 2000
DJIA 10393.1

Portfolio Managers' Comments
Financial Services Fund

     That large collective sigh you heard during the last six months was financial stock investors finally coming out of their caves. Since the end of March, Wall Street has begun to look at financial stocks in a much more favorable light. It is becoming clear, as witnessed by some very large companies pre-announcing lower than expected earnings; that the economy is slowing down. Since a slowing economy has been Mr. Greenspan's perceived goal, an investor should surmise that we have reached the end of interest rate increases. The most optimistic of us are even looking for a rate cut. This shift in economic perspective is the reason why financial stocks have outperformed the broader averages for the six-month period between March and September of this year. The S&P Financial Stock Index was up 20.3% for this period, versus the S&P 500 returning a negative 3.6%. While the Fund handily beat the S&P 500 by returning 18.5% for the same period, it underperformed the Financial Index because it holds less large-cap names and more banking stocks than the Index does.

     We remain very positive on financial stocks for the foreseeable future, as the macro trends are extremely favorable. According to a presentation by Hartford Financial Services Group, every 8 seconds one American turns 50, and the number of millionaires in the U.S. is expected to triple by 2005. Further, Boston College researchers estimate the wealth transfer to younger generations by 2052 will be a staggering $41 to $136 trillion. This will result in asset accumulation and estate planning products, especially with tax advantages, having much higher growth rates going forward. Smart company managements are positioning themselves to be leading players in the aggregation of assets for high net worth individuals.

     As valuation concerns have become forefront in the investor's psyche, we see financial stocks continuing to do well. Since we believe the market will only become more volatile as this year comes to a close, these stocks should provide somewhat of a safe haven, as financial stocks generally sell at half the market multiple.

     There has also been a marked increase in merger activity in the last six months. There were some high profile deals, namely, Paine Webber being purchased by UBS Group, Citigroup buying Associates, and AXA Financial selling Donaldson Lufkin and then selling themselves to their parent, but the blockbuster deal was Chase Manhattan buying J.P. Morgan. What many of these companies have in common is that they have the ability to give financial advice. The outlook for these companies is truly bright. According to Louis Harvey, President of Dalbar, Inc., "We estimate that today, only about 11 million households use financial advisers and in 15 years that number will be about 60 million. We're looking for a boom in financial advice that will rival what we've seen in mutual funds over the last 15 years."

     Taking this one step further, it would make the most sense for a consumer to be able to go to one adviser who can address all their financial needs throughout their lifecycle. This concept is known as convergence; we see this as being the impetus for mergers going forward. We have positioned the Fund to participate in this trend.

     In summary, while we remain concerned about the possibility of a recession in this country as corporate earnings are beginning to slow, higher energy prices and the lack of growth with our major trading partners all point toward future economic problems. The Federal Reserve will likely begin to reduce rates as soon as this economic slowdown becomes more apparent, which should help the performance of the Fund. Also, once the election is over, the Federal Reserve will no longer have their hands tied and can be more aggressive. As always we appreciate your support and patience.


                                           Amy LaGuardia, CFA
                                           Miles Seifert
                                           Co-Portfolio Managers

October 23, 2000
DJIA 10271.7

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of September 30,
2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund offers two classes of shares:Primary Class and Navigator Class. Financial Services Fund also offers Class A shares. The Navigator Classes of American Leading Companies, Balanced Trust and Financial Services Fund are not currently active. Information about the Navigator Class of U.S. Small-Cap Value Trust, offered only to certain institutional investors, is contained in a separate report to its shareholders.

     The Funds' total returns as of September 30, 2000, were as follows:

                                                                                                     Financial Services Fund
                                                                                            ---------------------------------------
                                                                                               Including             Excluding
                              American Leading        Balanced          U.S. Small-Cap          Maximum               Maximum
                              Companies Trust           Trust            Value Trust        Sales Charge/A/       Sales Charge/A/
-----------------------------------------------------------------------------------------------------------------------------------
   Average Annual Total
    Return
     Primary Class:
       One Year                          +7.78%              +7.88%               -1.53%                  N/A               +20.22%
       Five Years                       +15.74%                 N/A                  N/A                  N/A                  N/A
       Life of Class/B/                 +13.15%              +7.42%               -7.96%                  N/A                +4.60%
     Class A:
       One Year                             N/A                 N/A                  N/A              +15.36%               +21.05%
       Life of Class/C/                     N/A                 N/A                  N/A               +2.71%                +5.42%

   Cumulative Total Return
     Primary Class:
       One Year                          +7.78%              +7.88%               -1.53%                  N/A               +20.22%
       Five Years                      +107.69%                 N/A                  N/A                  N/A                  N/A
       Life of Class/B/                +140.02%             +33.16%              -17.33%                  N/A                +8.80%
     Class A:
       One Year                             N/A                 N/A                  N/A              +15.36%               +21.05%
       Life of Class/C/                     N/A                 N/A                  N/A               +5.14%               +10.40%
------------------------------------------------------------------------------------------------------------------------------------

/A/ Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.

/B/ Primary Class inception dates are:
      American Leading Companies Trust -- September 1, 1993
      Balanced Trust -- October 1, 1996
      U.S. Small-Cap Value Trust -- June 15, 1998
      Financial Services Fund -- November 16, 1998

/C/  Financial Services Fund Class A inception date is November 16, 1998.

N/A -- Not applicable.

  American Leading Companies Trust


Selected Portfolio Performance*

  Strong performers for the 3rd quarter 2000
  ----------------------------------------------------
  1. McKesson HBOC, Inc.                        +46.0%
  2. Bank One Corporation                       +45.4%
  3. Washington Mutual, Inc.                    +37.9%
  4. Fannie Mae                                 +37.0%
  5. MGIC Investment Corporation                +34.3%

  Weak performers for the 3rd quarter 2000
  ----------------------------------------------------
  1. The FINOVA Group Inc.                      -44.2%
  2. Intel Corporation                          -37.8%
  3. Albertson's, Inc.                          -36.8%
  4. WorldCom, Inc.                             -33.8%
  5. Eastman Kodak Company                      -31.3%

  * Securities held for the entire quarter.

Portfolio Changes

  Securities added during the 3rd quarter 2000
  ----------------------------------------------------
  Lexmark International, Inc.


  Securities sold during the 3rd quarter 2000
  ----------------------------------------------------
  Aetna Inc.
  Burlington Northern Santa Fe Corporation
  Conseco, Inc.
  Dell Computer Corporation
  Hewlett-Packard Company
  Sara Lee Corporation
  Sprint Corporation
  Tommy Hilfiger Corporation
  Visteon Corporation

  Balanced Trust

Selected Portfolio Performance*

  Strong performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. Guidant Corporation                           +42.8%
  2. Fannie Mae                                    +37.0%
  3. Mellon Financial Corporation                  +27.3%
  4. Marshall & Ilsley Corporation                 +20.8%
  5. Citigroup Inc.                                +19.6%

  Weak performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. Lucent Technologies, Inc.                     -48.4%
  2. Intel Corporation                             -37.8%
  3. Dell Computer Corporation                     -37.5%
  4. WorldCom, Inc.                                -33.8%
  5. Microsoft Corporation                         -24.6%

  * Securities held for the entire quarter.


Portfolio Changes

  Securities added during the 3rd quarter 2000
  -------------------------------------------------------
  General Motors Acceptance Corporation,
   6.30%, 7/8/02
  Government National Mortgage Association,
   8%, 7/15/30
  Target Corporation
  Texas Instruments Incorporated

  Securities sold during the 3rd quarter 2000
  -------------------------------------------------------
  Ford Motor Company
  Kansas City Southern Industries, Inc.
  Safeway Inc., 5.75%, 11/15/00
  United States Treasury Notes, 6.50%, 5/31/02
  Visteon Corporation

  U.S. Small-Capitalization Value Trust +

Selected Portfolio Performance*

  Strong performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. R.H. Phillips, Inc.                          +158.1%
  2. Beverly Enterprises, Inc.                    +111.1%
  3. Republic Group Incorporated                  +104.2%
  4. Del Webb Corporation                          +81.2%
  5. Standard Pacific Corp.                        +80.0%


  Weak performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. Owens Corning                                 -71.6%
  2. PSC Inc.                                      -63.1%
  3. Home Products International, Inc.             -59.7%
  4. RailWorks Corporation                         -57.7%
  5. Mail-Well, Inc.                               -48.6%

  + Portfolio changes have not been reported for U.S. Small-Cap due to the high volume of trading during the quarter.

  * Securities held for the entire quarter.


  Financial Services Fund

Selected Portfolio Performance*

  Strong performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. Southwest Bancorporation of Texas, Inc.       +57.5%
  2. DST Systems, Inc.                             +54.4%
  3. AXA Financial, Inc.                           +49.8%
  4. Greater Bay Bancorp                           +48.5%
  5. TCF Financial Corporation                     +46.5%

  Weak performers for the 3rd quarter 2000
  -------------------------------------------------------
  1. Centennial Bancorp                            -27.2%
  2. Eli Lilly & Company                           -18.8%
  3. Jack Henry & Associates, Inc.                 -13.5%
  4. Johnson & Johnson                              -7.8%
  5. Wm. Wrigley Jr. Company                        -6.6%

  * Securities held for the entire quarter.


Portfolio Changes

  Securities added during the 3rd quarter 2000
  -------------------------------------------------------
  Alberta Energy Company Ltd.
  Countrywide Credit Industries, Inc.
  EOG Resources, Inc.
  John Hancock Financial Services, Inc.
  Manulife Financial Corporation
  Nabors Industries, Inc.
  National City Corporation
  National Commerce Bancorporation
  Nationwide Financial Services, Inc.
  The Charles Schwab Corporation
  The Chase Manhattan Corporation
  USA Education Inc.

  Securities sold during the 3rd quarter 2000
  -------------------------------------------------------
  CCB Financial Corporation
  Financial Federal Corporation
  Hershey Foods Corporation
  Kohl's Corporation
  Medtronic, Inc.
  Merrill Lynch & Co., Inc.
  Morgan Stanley Dean Witter & Co.
  National Bancorp of Alaska, Inc.
  Paine Webber Group Inc.
  Safeway Inc.
  Synopsys Inc.
  Target Corporation
  The Home Depot, Inc.
  Wachovia Corporation
  Wal-Mart Stores, Inc.

 Statement of Net Assets
 Legg Mason Investors Trust, Inc.
 September 30, 2000 (Unaudited)
 (Amounts in Thousands)

American Leading Companies Trust

                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.7%
  Capital Goods -- 5.3%
   Electrical Equipment -- 3.2%
   General Electric Company                                              90                   $   5,192
   Koninklijke (Royal) Philips Electronics N.V.                           90                       3,825
                                                                                              ---------
                                                                                                  9,017
                                                                                              ---------

   Waste Management -- 2.1%
   Waste Management Inc.                                                330                       5,754
                                                                                              ---------

  Communications Services -- 6.6%
   Telecommunications (Long Distance) -- 4.0%
   AT&T Corp.                                                           120                       3,525
   Qwest Communications International Inc.                              160                       7,690/A/
                                                                                              ---------
                                                                                                 11,215
                                                                                              ---------

   Telephone -- 2.6%
   WorldCom, Inc.                                                       235                       7,138/A/
                                                                                              ---------
  Consumer Cyclicals -- 11.9%
   Automobiles -- 1.7%
   Ford Motor Company                                                    87                       2,213
   General Motors Corporation                                            40                       2,600
                                                                                              ---------
                                                                                                  4,813
                                                                                              ---------

   Lodging/Hotels -- 2.0%
   Starwood Hotels & Resorts Worldwide, Inc.                            185                       5,781
                                                                                              ---------

   Retail (General Merchandise) -- 1.2%
   Wal-Mart Stores, Inc.                                                 70                       3,369
                                                                                              ---------

   Retail (Home Shopping) -- 1.8%
   Amazon.com, Inc.                                                     130                       4,997/A/
                                                                                              ---------

   Retail (Specialty - Apparel) -- 4.0%
   The TJX Companies, Inc.                                              495                      11,137
                                                                                              ---------

   Retail (Specialty) -- 1.2%
   Toys "R" Us, Inc.                                                    205                       3,331/A/
                                                                                              ---------

  Consumer Staples -- 5.3%
   Distributors (Food and Health) -- 2.1%
   McKesson HBOC, Inc.                                                  190                       5,807
                                                                                              ---------

   Household Products (Non-Durables) -- 1.0%
   Kimberly-Clark Corporation                                            50                       2,791
                                                                                              ---------

                                                                    Shares/Par                  Value
----------------------------------------------------------------------------------------------------------
  Consumer Staples -- continued
   Personal Care -- 1.5%
   Avon Products, Inc.                                                  100                   $   4,087
                                                                                              ---------

   Retail (Food Chains) -- 0.7%
   Albertson's Inc.                                                     100                       2,100
                                                                                              ---------

  Financials -- 34.0%
   Banks (International) -- 2.1%
   Lloyds TSB Group plc                                                 640                       5,972
                                                                                              ---------

   Banks (Major Regional) -- 4.6%
   Bank One Corporation                                                 238                       9,193
   Mellon Financial Corporation                                          78                       3,617
                                                                                              ---------
                                                                                                 12,810
                                                                                              ---------

   Banks (Money Center) -- 5.1%
   Bank of America Corporation                                           99                       5,185
   The Chase Manhattan Corporation                                      200                       9,215
                                                                                              ---------
                                                                                                 14,400
                                                                                              ---------

   Financial (Diversified) -- 9.0%
   Citigroup Inc.                                                       300                      16,218
   Fannie Mae                                                            90                       6,435
   The FINOVA Group Inc.                                                335                       2,429
                                                                                              ---------
                                                                                                 25,082
                                                                                              ---------

   Insurance (Property/Casualty) -- 8.5%
   Berkshire Hathaway Inc. - Class B                                      6                      12,420/A/
   MGIC Investment Corporation                                          188                      11,510
                                                                                              ---------
                                                                                                 23,930
                                                                                              ---------

   Savings and Loan Companies -- 4.7%
   Washington Mutual, Inc.                                              327                      13,019
                                                                                              ---------

  Health Care -- 15.5%
   Health Care (Diversified) -- 2.9%
   Bristol-Myers Squibb Company                                          85                       4,855
   Johnson & Johnson                                                     35                       3,288
                                                                                              ---------
                                                                                                  8,143
                                                                                              ---------

   Health Care (Drugs/Major Pharmaceuticals) -- 3.4%
   Merck & Co., Inc.                                                     78                       5,806
   Schering-Plough Corporation                                           80                       3,720
                                                                                              ---------
                                                                                                  9,526
                                                                                              ---------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                                           Shares/Par                  Value
-----------------------------------------------------------------------------------------------------------------
  Health Care -- continued
   Health Care (Managed Care) -- 9.2%
   Foundation Health Systems, Inc.                                             650                   $  10,806/A/
   UnitedHealth Group Incorporated                                             150                      14,813
                                                                                                     ---------
                                                                                                        25,619
                                                                                                     ---------

  Technology -- 18.6%
   Computers (Hardware) -- 7.4%
   Gateway, Inc.                                                               200                       9,350/A/
   International Business Machines Corporation                                 100                      11,250
                                                                                                     ---------
                                                                                                        20,600
                                                                                                     ---------

   Computers (Peripherals) -- 1.8%
   Lexmark International, Inc.                                                 132                       4,950/A/
                                                                                                     ---------

   Computers (Software/Services) -- 7.0%
   America Online, Inc.                                                        204                      10,965/A/
   Microsoft Corporation                                                        50                       3,016/A/
   Unisys Corporation                                                          505                       5,678/A/
                                                                                                     ---------
                                                                                                        19,659
                                                                                                     ---------
   Electronics (Semiconductors) -- 0.7%
   Intel Corporation                                                            50                       2,078
                                                                                                     ---------
   Photography/Imaging -- 1.7%
   Eastman Kodak Company                                                       120                       4,905
                                                                                                     ---------

  Transportation -- 0.5%
   Airlines -- 0.5%
   AMR Corporation                                                              45                       1,471/A/
                                                                                                     ---------

  Total Common Stock and Equity Interests (Identified Cost -- $209,042)                                273,501
-----------------------------------------------------------------------------------------------------------------

                                                                                               Shares/Par              Value
  ----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%
  Goldman, Sachs & Company
    6.60%, dated 9/29/00, to be repurchased at $1,336
    on 10/2/00 (Collateral: $1,473 Fannie Mae mortgage-backed
    securities, 6%, due 1/1/29, value $1,384)                                                  $  1,336                $  1,336
  Morgan Stanley Dean Witter & Co.
    6.58%, dated 9/29/00, to be repurchased at $1,336
    on 10/2/00 (Collateral: $1,390 Ginnie Mae mortgage-backed
    securities, 7.50%, due 7/20/28, value $1,395)                                                 1,335                   1,335
                                                                                                                       --------
  Total Repurchase Agreements (Identified Cost -- $2,671)                                                                 2,671
  ----------------------------------------------------------------------------------------------------------------------------------
  Total Investments -- 98.6% (Identified Cost -- $211,713)                                                              276,172
  Other Assets Less Liabilities -- 1.4%                                                                                   3,884
                                                                                                                       --------
  Net assets consisting of:
  Accumulated paid-in capital applicable to
    14,776 shares outstanding                                                                  $210,659
  Accumulated net investment income/(loss)                                                         (831)
  Accumulated net realized gain/(loss) on investments                                             5,770
  Unrealized appreciation/(depreciation) of investments                                          64,458
                                                                                               --------
  Net assets -- 100.0%                                                                                                 $280,056
                                                                                                                       ========
  Net asset value per share:

   Primary Class                                                                                                       $  18.95
                                                                                                                       ========
  ----------------------------------------------------------------------------------------------------------------------------------

  /A/ Non-income producing.

  See notes to financial statements.

  Statement of Net Assets
  Legg Mason Investors Trust, Inc.
  September 30, 2000 (Unaudited)
  (Amounts in Thousands)

  Balanced Trust

                                                                                           Shares/Par               Value
  ----------------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 63.2%
  Basic Materials -- 1.1%
   Construction and Building Materials -- 1.1%
   Martin Marietta Materials, Inc.                                                               11                $   402
                                                                                                                   -------
  Capital Goods -- 5.0%
   Electrical Equipment -- 1.6%
   Emerson Electric Company                                                                       9                    576
                                                                                                                   -------
   Machinery (Diversified) -- 1.5%
   Dover Corporation                                                                             12                    563
                                                                                                                   -------
   Manufacturing (Diversified) -- 1.9%
   Tyco International Ltd.                                                                       13                    675
                                                                                                                   -------
  Communications Services -- 4.2%
   Telecommunications (Long Distance) -- 1.2%
   AT&T Corp.                                                                                    15                    441
                                                                                                                   -------

   Telephone -- 3.0%
   Broadwing Inc.                                                                                20                    511/A/
   WorldCom, Inc.                                                                                19                    577/A/
                                                                                                                   -------
                                                                                                                     1,088
                                                                                                                   -------
  Consumer Cyclicals -- 3.2%
   Retail (Building Supplies) -- 1.8%
   The Home Depot, Inc.                                                                          12                    636
                                                                                                                   -------
   Services -- 1.4%
   Cintas Corporation                                                                            12                    523
                                                                                                                   -------
  Consumer Staples -- 10.7%
   Beverages -- 1.9%
   Anheuser-Busch Companies, Inc.                                                                16                    677
                                                                                                                   -------
   Distributors (Food and Health) -- 1.3%
   SYSCO Corporation                                                                             10                    463
                                                                                                                   -------
   Entertainment -- 2.4%
   The Walt Disney Company                                                                       10                    382
   Time Warner Inc.                                                                               7                    509
                                                                                                                   -------
                                                                                                                       891
                                                                                                                   -------
   Restaurants -- 2.1%
   McDonald's Corporation                                                                        26                    770
                                                                                                                   -------


                                                                                           Shares/Par                  Value
   ---------------------------------------------------------------------------------------------------------------------------------
  Consumer Staples -- continued
   Retail (Department Stores) -- 1.4%
   Target Corporation                                                                               20                $    513
                                                                                                                      --------
   Retail (Drug Stores) -- 1.6%
   CVS Corporation                                                                                  13                     602
                                                                                                                      --------
  Energy -- 3.8%
   Oil and Gas (Exploration and Production) -- 2.5%
   BP Amoco Plc                                                                                      9                     496
   Texaco Inc.                                                                                       8                     420
                                                                                                                      --------
                                                                                                                           916
                                                                                                                      --------
   Oil and Gas (Refining and Marketing) -- 1.3%
   Total Fina Elf                                                                                    7                     477
                                                                                                                      --------
  Financials -- 16.1%
   Banking -- 1.4%
   Marshall & Ilsley Corporation                                                                    10                     501
                                                                                                                      --------
   Banks (Major Regional) -- 2.4%
   Mellon Financial Corporation                                                                     19                     881
                                                                                                                      --------
   Financial (Diversified) -- 10.0%
   Blackrock North American Government Income Trust, Inc.                                           78                     770
   Chateau Communities, Inc.                                                                        10                     268
   Citigroup Inc.                                                                                   17                     937
   Fannie Mae                                                                                       14                   1,001
   Stilwell Financial, Inc.                                                                         15                     670/A/
                                                                                                                      --------
                                                                                                                         3,646
                                                                                                                      --------
   Savings and Loan Companies -- 2.3%
   Charter One Financial, Inc.                                                                      35                     845
                                                                                                                      --------
  Health Care -- 7.8%
   Health Care (Diversified) -- 4.3%
   Abbott Laboratories                                                                              20                     927
   Johnson & Johnson                                                                                 7                     658
                                                                                                                      --------
                                                                                                                         1,585
                                                                                                                      --------
   Health Care (Drugs/Major Pharmaceuticals) -- 1.8%
   Merck & Co., Inc.                                                                                 9                     670
                                                                                                                      --------

Legg Mason Investors Trust, Inc.


Balanced Trust -- Continued

                                             Rate          Maturity Date        Shares/Par        Value
-----------------------------------------------------------------------------------------------------------
Health Care -- continued
   Health Care (Medical Products and
   Supplies) -- 1.7%
   Guidant Corporation                                                            9             $     601  /A/
                                                                                                ---------

Technology -- 9.8%
   Communications Equipment -- 2.8%
   Lucent Technologies, Inc.                                                     15                   458
   Nortel Networks Corporation                                                    9                   560
                                                                                                ---------
                                                                                                    1,018
                                                                                                ---------
   Computers (Hardware) -- 3.2%
   Dell Computer Corporation                                                     18                   549  /A/
   International Business Machines Corporation                                    6                   630
                                                                                                ---------
                                                                                                    1,179
                                                                                                ---------
   Computers (Software/Services) -- 1.6%
   Microsoft Corporation                                                         10                   603 /A/
                                                                                                ---------

   Electronics (Semiconductors) -- 2.2%
   Intel Corporation                                                             10                   416
   Texas Instruments Incorporated                                                 8                   377
                                                                                                ---------
                                                                                                      793
                                                                                                ---------
Transportation -- 1.5%
   Railroads -- 1.5%
   Union Pacific Corporation                                                     14                   544
                                                                                                ---------
Total Common Stocks and Equity Interests
   (Identified Cost -- $20,464)                                                                    23,079
------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 13.7%
   Banking and Finance -- 5.6%
   Associates Corporation of North America     5.500%       2/15/02         $   400                   393
   General Electric Capital Corporation        6.290%      12/15/07           1,000                   992
   Merrill Lynch & Co., Inc.                   6.000%      11/15/04             700                   677
                                                                                                ---------
                                                                                                    2,062
                                                                                                ---------
   Finance -- 2.1%
   General Motors Acceptance Corporation       6.300%        7/8/02             770                   763
                                                                                                ---------
   Hotels and Restaurants -- 1.4%
   Hilton Hotels Corp                          5.000%       5/15/06             600                   505
                                                                                                ---------

                                                Rate          Maturity Date        Shares/Par         Value
------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- continued
   Media -- 1.8%
   Tribune Company                                6.500%        7/30/04             $    700         $   680

   Transportation -- 1.5%
   Union Pacific Corporation                      5.780%       10/15/01                  550             541

   Waste Management -- 1.3%
   Waste Management Inc.                          4.000%         2/1/02                  500             470
                                                                                                     -------
 Total Corporate Bonds and Notes
   (Identified Cost -- $5,016)                                                                         5,021
------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.4%
   Fixed-Rate Securities -- 10.8%
   Fannie Mae                                     6.770%        9/1/05                   375             377
   Fannie Mae                                     7.250%       1/15/10                   750             773
   Federal Farm Credit Bank                       5.520%       2/25/02                   775             765
   United States Treasury Notes                   6.625%       3/31/02                   150             151
   United States Treasury  Notes                  6.500%  5/15/05 to 10/15/06          1,330           1,365
   United States Treasury Notes                   6.000%       8/15/09                   500             502
                                                                                                     -------
                                                                                                       3,933
                                                                                                     -------
   Stripped Securities -- 1.6%
   United States Treasury STRIPS                               8/15/05                   200             151 /B/
   United States Treasury STRIPS                              11/15/05                   300             222 /B/
   United States Treasury STRIPS                               5/15/06                   300             216 /B/
                                                                                                     -------
                                                                                                         589
                                                                                                     -------
 Total U.S. Government and Agency Obligations
   (Identified Cost -- $4,448)                                                                         4,522
------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
    Securities -- 8.5%
   Fixed-Rate Securities -- 8.5%
   Fannie Mae                                     6.000%       1/1/27                    536             504
   Fannie Mae                                     7.125%      2/15/05                    375             383
   Government National Mortgage Association       6.000%  8/15/28 to 10/15/28          1,072           1,005
   Government National Mortgage Association       8.000%  2/15/30 to 7/15/30           1,186           1,208
                                                                                                     -------
  Total U.S. Government Agency Mortgage-Backed
   Securities (Identified Cost -- $3,127)                                                              3,100
------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                   Shares/Par            Value
  -----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.7%
  State Street Corporation
    3.50%, dated 9/29/00, to be repurchased at $620 on
    10/2/00 (Collateral: $625 Fannie Mae mortgage-backed
   securities, 6.35%, due 6/22/01, value $640)                     $    620             $   620
                                                                                        -------
  Total Repurchase Agreements (Identified Cost -- $620)                                     620
  ----------------------------------------------------------------------------------------------
  Total Investments -- 99.5% (Identified Cost -- $33,675)                                36,342
  Other Assets Less Liabilities -- 0.5%                                                     167
                                                                                        -------

  Net assets consisting of:
  Accumulated paid-in capital applicable to
   2,993 shares outstanding                                        $ 32,977
  Under/(over) distributed net investment income                         82
  Accumulated net realized gain/(loss) on investments                   783
  Unrealized appreciation/(depreciation) of investments               2,667
                                                                   --------

  Net assets -- 100.0%                                                                  $36,509
                                                                                        =======
  Net asset value per share:
   Primary Class                                                                        $ 12.20
                                                                                        =======
  ----------------------------------------------------------------------------------------------

  /A/  Non-income producing.
  /B/ STRIPS -- Separate Trading of Registered Interest and Principal of Securities. A pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

  See notes to financial statements.

     Statement of Net Assets
     Legg Mason Investors Trust, Inc.
     September 30, 2000 (Unaudited)
     (Amounts in Thousands)

     U.S. Small-Capitalization Value Trust

                                                                                     Shares/Par                  Value
     -----------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.3%
     Basic Materials -- 8.1%
     Agricultural Products -- 1.6%
     DIMON Incorporated                                                                    16                $     50
     Standard Commercial Corporation                                                        9                      41
     The Anderson's Inc.                                                                    6                      53
     Universal Corporation                                                                 25                     725
                                                                                                             --------
                                                                                                                  869
                                                                                                             --------

     Chemicals -- 0.3%
     Aceto Corporation                                                                      1                       9
     Georgia Gulf Corporation                                                              10                     118
     Hawkins Chemical, Inc.                                                                 3                      23
                                                                                                             --------
                                                                                                                  150
                                                                                                             --------

     Chemicals (Specialty) -- 2.9%
     A. Schulman, Inc.                                                                     19                     210
     American Vanguard Corporation                                                          1                       9
     Bairnco Corporation                                                                    6                      41
     Ethyl Corporation                                                                     89                     128
     International Specialty Products Inc.                                                 22                     118  /A/
     NL Industries, Inc.                                                                   39                     824
     Omnova Solutions Inc.                                                                 13                      75
     Quaker Chemical Corporation                                                            7                     114
     USEC Inc.                                                                              3                      11
                                                                                                             --------

                                                                                                                1,530
                                                                                                             --------

     Construction Materials -- 0.6%
     Oglebay Norton Company                                                                 3                      92
     Texas Industries, Inc.                                                                 8                     246
                                                                                                             --------
                                                                                                                  338
                                                                                                             --------

     Containers and Packaging (Paper) -- 0.6%
     Mail-Well, Inc.
     Northern Technologies                                                                 17                      74  /A/
     International Corporation                                                              2                      16
     Rock-Tenn Company                                                                     22                     218
                                                                                                             --------
                                                                                                                  308
                                                                                                             --------
     Metals/Mining -- N.M.
     Lindberg Corporation                                                                   4                      28
                                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization  Value Trust -- Continued

                                                                              Shares/Par                Value
-----------------------------------------------------------------------------------------------------------------
   Paper and Forest Products -- 0.3%
   Baltek Corporation                                                             1                $       3 /A/
   BCT International, Inc.                                                        3                        5 /A/
   FiberMark, Inc.                                                                5                       54 /A/
   Nortek, Inc.                                                                   3                       60 /A/
   Republic Group Incorporated                                                    2                       29
                                                                                                   ---------
                                                                                                         151
                                                                                                   ---------

   Steel Products -- 1.3%
   Commercial Metals Company                                                     11                      281
   Friedman Industries, Incorporated                                              5                       18
   IMCO Recycling Inc.                                                           13                       78
   Niagara Corporation                                                            5                       20 /A/
   Quanex Corporation                                                            10                      198
   Roanoke Electric Steel Corporation                                             3                       33
   Steel Technologies Inc.                                                        8                       48
                                                                                                   ---------
                                                                                                         676
                                                                                                   ---------

   Steel (Producers) -- 0.5%
   Bayou Steel Corporation                                                        9                       16 /A/
   Northwest Pipe Company                                                         4                       49 /A/
   UCAR International, Inc.                                                      14                      173 /A/
                                                                                                   ---------
                                                                                                         238
                                                                                                   ---------

  Capital Goods -- 16.6%
   Aerospace/Defense -- 2.0%
   AAR CORP.                                                                      2                       17
   Alliant Techsystems Inc.                                                       5                      386 /A/
   Kellstrom Industries, Inc.                                                     8                       42 /A/
   Ladish Co., Inc.                                                               9                      122 /A/
   Triumph Group, Inc.                                                            9                      320 /A/
   Woodward Governor Company                                                      4                      187
                                                                                                   ---------
                                                                                                       1,074
                                                                                                   ---------

   Containers (Metal and Glass) -- 1.1%
   Ball Corporation                                                              14                      453
   Silgan Holdings Inc.                                                          14                      131 /A/
                                                                                                   ---------
                                                                                                         584
                                                                                                   ---------

   Electrical Equipment -- 0.7%
   A.O. Smith Corporation                                                         9                      112
   Boston Acoustics, Inc.                                                         4                       52
   Catalina Lighting, Inc.                                                        3                       10 /A/
   Cohu, Inc.                                                                     5                       78

                                                                                      Shares/Par         Value
------------------------------------------------------------------------------------------------------------------------------
   Electrical Equipment -- continued
   EDO Corporation                                                                    4               $     36
   Koss Corporation                                                                   2                     46 /A/
   Tech/Ops Sevcon, Inc.                                                              1                     15
   The Carbide/Graphite Group, Inc.                                                   4                     13 /A/
                                                                                                      --------
                                                                                                           362
                                                                                                      --------
   Engineering and Construction -- 0.9%
   Butler Manufacturing Company                                                       5                    112
   Comfort Systems USA, Inc.                                                         14                     72 /A/
   Corrpro Companies                                                                  5                     21 /A/
   Encompass Services Corporation                                                    22                    182 /A/
   Meadow Valley Corporation                                                          2                      7 /A/
   Perini Corporation                                                                 4                     17 /A/
   RailWorks Corporation                                                              3                     10 /A/
   URS Corporation                                                                    5                     62 /A/
                                                                                                      --------
                                                                                                           483
                                                                                                      --------
   Machinery (Diversified) -- 2.6%
   AVTEAM, Inc.                                                                       1                      1 /A/
   Cascade Corporation                                                                9                    135
   Detroit Diesel Corporation                                                         9                    214
   JLK Direct Distribution Inc.                                                       8                     71 /A/
   Met-Pro Corporation                                                                2                     22
   Milacron Inc.                                                                     30                    397
   Pitt-Des Moines, Inc.                                                              2                     67
   Raven Industries, Inc.                                                             4                     56
   Shiloh Industries, Inc.                                                            4                     29  /A/
   TB Wood's Corporation                                                              4                     45
   Tecumseh Products Company                                                          6                    239
   The Manitowoc Company, Inc.                                                        5                     96
                                                                                                      --------
                                                                                                         1,372
                                                                                                      --------
   Manufacturing (Diversified) -- 4.2%
   Alltrista Corporation                                                              6                    120 /A/
   Amcast Industrial Corporation                                                      1                     11
   Ampco-Pittsburgh Corporation                                                       7                     68
   Baldwin Technology Company, Inc.                                                  13                     24 /A/
   CIRCOR International, Inc.                                                         1                     13
   Donnelly Corporation                                                               3                     41
   GenCorp Inc.                                                                      14                    111
   Graham Corporation                                                                 1                     13 /A/
   Griffon Corporation                                                               23                    176 /A/
   Kaman Corporation                                                                 17                    208

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                   Shares/Par       Value
------------------------------------------------------------------------------------------------------
   Manufacturing (Diversified) -- continued
   Lawson Products, Inc.                                                6        $    140
   Myers Industries, Inc.                                               6              82
   NACCO Industries, Inc.                                               6             256
   National Service Industries, Inc.                                   13             260
   Penn Engineering & Manufacturing Corp. - Class A                     4             130
   Standex International Corporation                                    8             158
   Terex Corporation                                                    6              73/A/
   The First Years Inc.                                                 2              18
   The York Group, Inc.                                                 6              39/A/
   Trinity Industries, Inc.                                            11             264
                                                                                 --------
                                                                                    2,205
                                                                                 --------
   Manufacturing (Specialized) -- 2.8%
   Briggs & Stratton Corporation                                        7             261
   Fansteel Inc.                                                        5              17/A/
   Gehl Company                                                         4              41/A/
   JLG Industries, Inc.                                                 1              17
   Lincoln Electric Holdings, Inc.                                     14             186
   PrimeSource Corporation                                              4              18
   Regal-Beloit Corporation                                            13             224
   Specialty Equipment Companies, Inc.                                  8             202/A/
   SPS Technologies, Inc.                                               4             199/A/
   York International Corporation                                      12             308
                                                                                 --------
                                                                                    1,473
                                                                                 --------
   Metals -- 1.1%
   Chase Industries, Inc.                                              11              95/A/
   General Cable Corporation                                           13              95
   Metals USA, Inc.                                                    29              84
   Ryerson Tull, Inc.                                                   8              76
   Superior TeleCom Inc.                                               10              58
   Wolverine Tube, Inc.                                                10             152/A/
                                                                                 --------
                                                                                      560
                                                                                 --------
   Office Equipment and Supplies -- 1.0%
   Ennis Business Forms, Inc.                                          12              92
   New England Business Service, Inc.                                   4              72
   The Standard Register Company                                       16             248
   Wallace Computer Services, Inc.                                      8             127
                                                                                 --------
                                                                                      539
                                                                                 --------

                                               Shares/Par       Value
---------------------------------------------------------------------------

   Trucks and Parts -- 0.1%
   Collins Industries, Inc.                        5       $     17
   Featherlite Inc.                                4             11/A/
   Standard Automotive Corporation                 1              7/A/
   Supreme Industries, Inc.                        9             38/A/
   Wabash National Corporation                   N.M.             2
                                                           --------
                                                                 75
                                                           --------

   Waste Management -- 0.1%
   The IT Group, Inc.                              7             35/A/
                                                           --------

  Consumer Cyclicals -- 35.9%
   Auto Parts and Equipment -- 6.3%
   ArvinMeritor, Inc.                             17            251
   Bandag, Incorporated                           13            460
   Bandag, Incorporated-Class A                    4            103
   BorgWarner, Inc.                                9            288
   Cooper Tire & Rubber Company                   27            268
   Dura Automotive Systems, Inc.                  12            113/A/
   Edelbrock Corporation                           2             27
   Federal-Mogul Corporation                      25            136
   Gentek, Inc.                                   16            247
   Hayes Lemmerz International, Inc.              10            108/A/
   Intermet Corporation                           20            144
   MascoTech, Inc.                                35            578
   Midas, Inc.                                     5             71
   R & B, Inc.                                     6             16/A/
   Simpson Industries, Inc.                       14            167
   Standard Motor Products, Inc.                   5             40
   Strattec Security Corporation                   2             76/A/
   TBC Corporation                                15             71/A/
   Tower Automotive, Inc.                         16            145/A/
                                                           --------
                                                              3,309
                                                           --------

   Building Materials -- 1.8%
   Ameron International Corporation                3             96
   Centex Construction Products, Inc.              6            144
   Dal-Tile International Inc.                    22            275/A/
   Mikasa, Inc.                                    8            124
   Miller Building Systems, Inc.                   2             13/A/
   NCI Building Systems, Inc.                     13            192/A/
   Owens Corning                                   5             14
   Universal Forest Products, Inc.                 7             84
                                                           --------
                                                                942
                                                           --------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                                   Shares/Par               Value
-------------------------------------------------------------------------------------------------------------
   Consumer (Jewelry, Novelties and Gifts) -- 1.4%
   Department 56, Inc.                                                 12                $     162/A/
   Enesco Group, Inc.                                                   5                      28
   Lancaster Colony Corporation                                         9                     214
   Michael Anthony Jewelers, Inc.                                       2                       4/A/
   OroAmerica, Inc.                                                     4                      30/A/
   Russ Berrie and Company, Inc.                                       14                     276
                                                                                         --------
                                                                                              714
   Footwear -- 0.2%                                                                      --------
   Brown Shoe Company, Inc.                                             6                      51
   Saucony, Inc.                                                        1                      12/A/
   The Stride Rite Corporation                                         13                      67
                                                                                         --------
                                                                                              130
                                                                                         --------
   Gaming, Lottery and Parimutuel Companies -- 1.4%
   Black Hawk Gaming & Development Company, Inc.                        3                      18/A/
   Boyd Gaming Corporation                                             46                     228/A/
   GTECH Holdings Corporation                                          25                     421/A/
   Lakes Gaming, Inc.                                                   8                      66/A/
                                                                                         --------
                                                                                              733
                                                                                         --------
   Hardware and Tools -- 0.4%
   Park-Ohio Holdings Corp.                                             7                      52/A/
   Q.E.P. Co., Inc.                                                     3                      15/A/
   The Eastern Company                                                  1                      16
   The L. S. Starrett Company                                           4                      81
   TransTechnology Corporation                                          4                      24
                                                                                         --------
                                                                                              188
                                                                                         --------
   Homebuilding -- 9.3%
   Beazer Homes USA, Inc.                                               6                     165/A/
   Bluegreen Corporation                                               17                      50/A/
   Champion Enterprises, Inc.                                          28                     121/A/
   Crossmann Communities, Inc.                                          3                      65/A/
   D.R.Horton, Inc.                                                    38                     646
   Del Webb Corporation                                                14                     389/A/
   DeWolfe Companies, Inc.                                              2                      16/A/
   Dominion Homes, Inc.                                                 4                      34/A/
   Engle Homes, Inc.                                                    8                     126
   Fleetwood Enterprises, Inc.                                         22                     302
   Hovnanian Enterprises, Inc.                                         16                     119/A/
   Kaufman and Broad Home Corporation                                  14                     369
   M/I Schottenstein Homes, Inc.                                        6                     122

                                                     Shares/Par      Value
------------------------------------------------------------------------------
   Homebuilding -- continued
   Palm Harbor Homes, Inc.                               12         $  158/A/
   Pulte Corporation                                      3             89
   Silverleaf Resorts, Inc.                               3             10/A/
   Skyline Corporation                                    3             62
   Standard Pacific Corp.                                23            407
   The Ryland Group, Inc.                                12            357
   Toll Brothers, Inc.                                   25            856/A/
   Trammell Crow Company                                 21            317/A/
   Trendwest Resorts, Inc.                                6             91/A/
   Washington Homes, Inc.                                 5             53/A/
                                                                    ------
                                                                     4,924
                                                                    ------
   Household Furnishings and Appliances -- 1.7%
   Chromcraft Revington, Inc.                             8             65/A/
   Fedders Corporation                                   20             78
   Flexsteel Industries, Inc.                             4             50
   Furniture Brands International, Inc.                  16            273/A/
   La-Z-Boy Incorporated                                  4             51
   The Rowe Companies                                    10             31
   U. S. Industries, Inc.                                38            376
                                                                    ------
                                                                       924
                                                                    ------
   Leisure Time (Products) -- 1.3%
   Arctic Cat, Inc.                                       5             64
   Coachmen Industries Inc.                              12            123
   Ellett Brothers, Inc.                                  5             14
   Equity Marketing, Inc.                                 2             31/A/
   GameTech International, Inc.                           1              3/A/
   Johnson Outdoors Inc.                                  6             39/A/
   K2 Inc.                                               11            100/A/
   Monaco Coach Corporation                               6            100/A/
   Steinway Musical Instruments, Inc.                     2             42/A/
   Sturm, Ruger & Company, Inc.                           8             66
   Winnebago Industries, Inc.                             7             93
                                                                    ------
                                                                       675
                                                                    ------
   Lodging/Hotels -- 0.8%
   Prime Hospitality Corp.                               43            432/A/
   Suburban Lodges of America, Inc.                       2             11/A/
                                                                    ------
                                                                       443
                                                                    ------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                  Shares/Par     Value
------------------------------------------------------------------------------
   Publishing -- 0.1%
   Courier Corporation                                2         $     43
                                                                --------
   Retail (Building Supplies) -- 0.8%
   Building Materials Holding Corporation             9               76/A/
   Hughes Supply, Inc.                               17              334
   Tractor Supply Company                             3               32/A/
                                                                --------
                                                                     442
                                                                --------
   Retail (Department Stores) -- 0.1%
   The Bon-Ton Stores, Inc.                           3                7/A/
   The Elder-Beerman Stores Corp.                     5               21/A/
                                                                --------
                                                                      28
                                                                --------
   Retail (Discounters) -- 0.3%
   Duckwall-ALCO Stores, Inc.                         4               32/A/
   ShopKo Stores, Inc.                                9               93/A/
   Value City Department Stores, Inc.                 3               27/A/
                                                                --------
                                                                     152
                                                                --------
   Retail (Home Shopping) -- 0.4%
   Barnett Inc.                                       6               81/A/
   Spiegel, Inc.                                      5               39
   Systemax, Inc.                                    25               68/A/
                                                                --------
                                                                     188
                                                                --------
   Retail (Specialty - Apparel) -- 0.6%
   Burlington Coat Factory Warehouse Corporation      2               30
   Goody's Family Clothing, Inc.                     23               90/A/
   One Price Clothing Stores, Inc.                    1                2/A/
   S&K Famous Brands, Inc.                            3               23/A/
   The Buckle, Inc.                                   3               36/A/
   The Cato Corporation                              13              160
                                                                --------
                                                                     341
                                                                --------

   Retail (Specialty) -- 1.3%
   A.C. Moore Arts & Crafts, Inc.                     5               40/A/
   Brookstone, Inc.                                   3               35/A/
   Cache, Inc.                                        2                6/A/
   Discount Auto Parts, Inc.                          6               42/A/
   Finlay Enterprises, Inc.                           7               99/A/
   Friedman's, Inc.                                  13               62
   Hancock Fabrics, Inc.                              4               19
   Haverty Furniture Companies, Inc.                  6               70
   J. Baker, Inc.                                     4               19

                                                  Shares/Par          Value
------------------------------------------------------------------------------
   Retail (Specialty) -- continued
   Jo-Ann Stores, Inc.                                  6         $      40/A/
   Lithia Motors, Inc.                                  3                34/A/
   MarineMax, Inc.                                      4                24/A/
   Musicland Stores Corporation                        12                82/A/
   RDO Equipment Co.                                    4                13/A/
   Rush Enterprises, Inc.                               2                 9/A/
   Shoe Carnival, Inc.                                  4                22/A/
   Shoe Pavilion, Inc.                                  5                14/A/
   Travis Boats & Motors, Inc.                          1                 5/A/
   Ugly Duckling Corporation                            4                24/A/
   United Auto Group, Inc.                              6                51/A/
                                                                  ---------
                                                                        710
                                                                  ---------
   Services (Commercial and Consumer) -- 4.4%
   Amerco                                              10               198/A/
   Avis Group Holdings, Inc.                           22               649/A/
   Capital Senior Living
   Corporation                                         14                35/A/
   Carriage Services, Inc.                             11                25/A/
   Castle Dental Centers, Inc.                          5                 9/A/
   Central Garden & Pet Company                        21               146/A/
   Children's Comprehensive Services, Inc.              5                18/A/
   Cornell Companies, Inc.                              3                25/A/
   Dollar Thrifty Automotive Group, Inc.                8               148/A/
   Electro Rent Corporation                             2                22/A/
   Exponent, Inc.                                       3                29/A/
   FTI Consulting, Inc.                                 3                24/A/
   Horizon Health Corporation                           4                21/A/
   Interpool, Inc.                                     20               223
   Lennox International Inc.                            8                75
   McGrath Rentcorp                                     8               143
   National Equipment Services, Inc.                    7                34/A/
   National Technical Systems, Inc.                     6                19
   NCH Corporation                                      2                85
   OrthAlliance, Inc.                                   5                30/A/
   ProMedCo Management Company                         16                12/A/
   Refac                                                3                 8/A/
   Right Management Consultants, Inc.                   2                23/A/
   Schlotzsky's, Inc.                                   5                21/A/
   Service Corporation International                   36                88/A/
   Stewart Enterprises, Inc.                           77               149
   Sylvan, Inc.                                         3                28/A/
   Thomas Group, Inc.                                   3                22/A/
                                                                  ---------
                                                                      2,309
                                                                  ---------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                Shares/Par         Value
--------------------------------------------------------------------------------
   Textiles -- 0.1%
   Dan River Inc.                                   7              $   28 /A/
   The Dixie Group, Inc.                            9                  35 /A/
                                                                   ------
                                                                       63
                                                                   ------
   Textiles (Apparel) -- 2.6%
   Cutter & Buck Inc.                               3                  40 /A/
   Decorator Industries, Inc.                       2                  10
   Garan, Incorporated                              4                  82
   Gerber Childrenswear, Inc.                       1                   5 /A/
   Haggar Corp.                                     1                  10
   Hartmarx Corporation                             4                  12 /A/
   Jos. A. Bank Clothiers, Inc.                     4                  17 /A/
   Kellwood Company                                20                 359
   Nautica Enterprises, Inc.                       37                 481 /A/
   OshKosh B'Gosh, Inc.                             2                  32
   Oxford Industries, Inc.                          6                 109
   Perry Ellis International, Inc.                  4                  29 /A/
   Sport-Haley, Inc.                                3                  13 /A/
   Superior Uniform Group Inc.                      1                  10
   Tandy Brands Accessories, Inc.                   3                  22 /A/
   UniFirst Corporation                            12                 124
                                                                   ------
                                                                    1,355
                                                                   ------

   Textiles (Home Furnishings) -- 0.6%
   Springs Industries, Inc.                         4                  99
   WestPoint Stevens Inc.                          16                 198
                                                                   ------
                                                                      297
                                                                   ------
Consumer Staples -- 6.5%
   Beverages (Alcoholic) -- 0.1%
   R.H. Phillips, Inc.                              4                  25 /A/
   Todhunter International, Inc.                    2                  14 /A/
                                                                   ------
                                                                       39
                                                                   ------
   Beverages (Non-Alcoholic) -- 0.2%
   M&F Worldwide Corp.                             15                  85 /A/
                                                                   ------
   Distributors (Food and Health) -- 0.4%
   Allou Health & Beauty Care, Inc.                 2                  12 /A/
   Herbalife International, Inc.                   17                 155
   Nash-Finch Company                               5                  54
   Suprema Specialties, Inc.                        1                  10 /A/
                                                                   ------
                                                                      231
                                                                   ------

                                                Shares/Par         Value
--------------------------------------------------------------------------------
   Entertainment -- N.M.
   Movie Gallery, Inc.                                  4          $   14 /A/
                                                                   ------
   Food -- 0.6%
   Cagle's, Inc.                                        4              30
   Michael Foods, Inc.                                  9             199
   Pilgrim's Pride Corporation                          9              61
   Pilgrim's Pride Corporation Class A                  4              21
                                                                   ------
                                                                      311
                                                                   ------
   Household Products (Non-Durables) -- 0.4%
   CPAC, Inc.                                           4              30
   Craftmade International, Inc.                        3              22
   Stepan Company                                       7             146
                                                                   ------
                                                                      198
                                                                   ------
   Housewares -- 0.6%
   American Biltrite, Inc.                              3              39
   Applica Incorporated                                 8              46 /A/
   Associated Materials Incorporated                    1              14
   Foamex International Incorporated                    8              48 /A/
   Home Products International, Inc.                    6               9 /A/
   Ivex Packaging Corporation                           4              42 /A/
   Oneida Ltd.                                          5              68
   Royal Appliance Mfg. Co.                             2              13 /A/
   Summa Industries                                     3              37 /A/
                                                                   ------
                                                                      316
                                                                   ------
   Personal Care -- 0.3%
   French Fragrances, Inc.                             10              87 /A/
   Nature's Sunshine Products, Inc.                    13             100
                                                                   ------
                                                                      187
                                                                   ------
   Restaurants -- 1.5%
   Ark Restaurants Corp.                                3              24 /A/
   CKE Restaurants, Inc.                               27              84
   Dave & Busters, Inc.                                 9              71 /A/
   ELXSI Corporation                                    3              29 /A/
   Landry's Seafood Restaurants, Inc.                  22             149 /A/
   Luby's, Inc.                                        15              77
   NPC International, Inc.                              5              45 /A/
   Rainforest Cafe, Inc.                               15              44 /A/
   Roadhouse Grill, Inc.                                3              11 /A/
   Ryan's Family Steak Houses, Inc.                    30             227 /A/
   Star Buffet, Inc.                                    2               6 /A/
   Taco Cabana, Inc.                                    3              12
                                                                   ------
                                                                      779
                                                                   ------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                   Shares/Par      Value
--------------------------------------------------------------------------------

   Retail (Food Chains) -- 0.1%
   Marsh Supermarkets, Inc.                            3           $   54
                                                                   ------

   Services -- 0.1%
   Correctional Services Corporation                   1                5 /A/
   Healthcare Services Group, Inc.                     8               37 /A/
                                                                   ------
                                                                       42
                                                                   ------
   Sevices (Employment) -- 1.4%
   Butler International, Inc.                          7               36 /A/
   CDI Corp.                                          14              226 /A/
   General Employment Enterprises, Inc.                4               12
   Headway Corporate Resources, Inc.                   5               12 /A/
   Personal Group Of America, Inc.                    20               62 /A/
   RCM Technologies, Inc.                              3               12 /A/
   RemedyTemp, Inc.                                    2               28 /A/
   SOS Staffing Services, Inc.                        10               24 /A/
   Spherion Corporation                               23              279 /A/
   Westaff, Inc.                                      12               47 /A/
                                                                   ------
                                                                      738
                                                                   ------
   Specialty Printing -- 0.5%
   Cadmus Communications Corporation                   5               38
   Consolidated Graphics, Inc.                         3               37 /A/
   John H. Harland Company                             9              142
   Media Arts Group, Inc.                              9               30 /A/
                                                                   ------
                                                                      247
                                                                   ------
   Tobacco -- 0.3%
   Schweitzer-Mauduit International, Inc.             12              159
                                                                   ------
Energy -- 0.9%
   Oil (International Integrated) -- 0.1%
   Holly Corporation                                   6               77
                                                                   ------
   Oil and Gas (Drilling and Equipment) -- 0.1%
   Kaneb Services, Inc.                               10               48 /A/
                                                                   ------
   Oil and Gas (Exploration and Production) -- 0.7%
   Adams Resources & Energy                            3               40
   EnergySouth, Inc.                                   3               54
   Mercury Air Group, Inc.                             6               34 /A/
   Penn Virginia Corporation                           6              164
   World Fuel Services Corporation                     9               69
                                                                   ------
                                                                      361
                                                                   ------

                                                                                                    Shares/Par            Value
------------------------------------------------------------------------------------------------------------------------------------
  Financials -- 15.2%
   Banks (Major Regional) -- 3.4%
   BancFirst Ohio Corp.                                                                                    3           $     43
   BSB Bancorp, Inc.                                                                                       7                152
   BYL Bancorp                                                                                             2                 20
   Capital Crossing Bank                                                                                   2                 16/A/
   Community Bank System, Inc.                                                                             2                 52
   Corrus Bankshares, Inc.                                                                                11                397
   First Citizens Bancshares Inc.                                                                          6                429
   First Oak Brook Bancshares, Inc.                                                                        2                 25
   GBC Bancorp                                                                                             2                 68
   Granite State Bankshares, Inc.                                                                         N.M.                8
   Hamilton Bancorp Inc.                                                                                   8                128/A/
   Merchants Bancshares, Inc.                                                                              3                 61
   National City Bancorporation                                                                            7                123/A/
   Pacific Crest Capital, Inc.                                                                             2                 28
   Republic Bancorp Inc.                                                                                  17                157
   Three Rivers Bancorp, Inc.                                                                              5                 40
   USBANCORP, Inc.                                                                                        10                 39
   Yardville National Bancorp                                                                              2                 21
                                                                                                                         ------
                                                                                                                          1,807
                                                                                                                         ------
   Consumer Finance -- 0.5%
   Advanta Corp.                                                                                          13                149
   American Business Financial Services, Inc.                                                              1                  7
   Onyx Acceptance Corporation                                                                             2                  7/A/
   Union Acceptance Corporation                                                                            1                  6/A/
   World Acceptance Corporation                                                                           14                 72/A/
                                                                                                                         ------
                                                                                                                            241
                                                                                                                         ------
   Financial (Diversified) -- 0.9%
   DVI, Inc.                                                                                               3                 60/A/
   FPIC Insurance Group, Inc.                                                                              3                 41/A/
   LandAmerica Financial Group, Inc.                                                                       9                266
   Professionals Group, Inc.                                                                               4                 98/A/
   TFC Enterprises, Inc.                                                                                  10                 15/A/
                                                                                                                         ------
                                                                                                                            480
                                                                                                                         ------
   Insurance Brokers -- 0.3%
   E. W. Blanch Holdings, Inc.                                                                             4                 89
   Healthcare Recoveries, Inc.                                                                             7                 31/A/
   Interstate National Dealer Services, Inc.                                                               3                 19/A/
   Kaye Group Inc.                                                                                         4                 26
                                                                                                                         ------
                                                                                                                            165
                                                                                                                         ------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                                    Shares/Par           Value
------------------------------------------------------------------------------------------------------------------------------------
   Insurance (Life/Health) -- 2.8%
   AmerUs Group Co.                                                                                       22            $    566
   Delphi Financial Group, Inc.                                                                           14                 579/A/
   National Western Life Insurance Company                                                                 3                 190/A/
   Presidential Life Corporation                                                                          10                 148
   Standard Management Corporation                                                                         5                  16/A/
                                                                                                                          ------
                                                                                                                           1,499
                                                                                                                          ------
   Insurance (Multi-Line) -- 0.2%
   Penn Treaty American Corporation                                                                        6                 104/A/
                                                                                                                          ------
   Insurance (Property/Casualty) -- 2.9%
   Atlantic American Corporation                                                                           1                   3/A/
   Bancinsurance Corporation                                                                               2                  11/A/
   Donegal Group Inc.                                                                                      6                  45
   Enhance Financial Services Group, Inc.                                                                 29                 382
   Merchants Group, Inc.                                                                                   1                  18
   Philadelphia Consolidated Holding Corp.                                                                 4                  84/A/
   SCPIE Holdings Inc.                                                                                     3                  68
   Selective Insurance Group, Inc.                                                                         1                  13
   State Auto Financial Corporation                                                                        3                  39
   The Commerce Group, Inc.                                                                               26                 755
   The Midland Company                                                                                     3                  90
                                                                                                                          ------
                                                                                                                           1,508
                                                                                                                          ------
   Investment Management -- N.M.
   American Physicians Service Group, Inc.                                                                 2                   6/A/
                                                                                                                          ------
   Savings and Loan Companies -- 4.2%
   Alliance Bancorp of New England, Inc.                                                                   1                   9
   BankAtlantic Bancorp, Inc.                                                                             30                 125
   BankUnited Financial Corporation                                                                        6                  43/A/
   Camco Financial Corporation                                                                             1                  15
   Dime Community Bancshares                                                                               3                  64
   Downey Financial Corp.                                                                                 12                 458
   First Essex Bancorp, Inc.                                                                               2                  47
   First Republic Bank                                                                                     3                  93/A/
   First Washington Bancorp, Inc.                                                                          1                  19
   FirstFed Financial Corp.                                                                               15                 340/A/
   Flagstar Bancorp, Inc.                                                                                  9                 115
   GA Financial, Inc.                                                                                      4                  50
   Hawthorne Financial Corporation                                                                         4                  43/A/
   IBERIABANK Corporation                                                                                  5                  86
   Industrial Bancorp, Inc.                                                                                1                  16
   ITLA Capital Corporation                                                                                5                  73/A/

                                                                                                        Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------------------
   Savings and Loan Companies -- continued
   Local Financial Corporation                                                                             2           $      19/A/
   MAF Bancorp, Inc.                                                                                       5                 122
   Matrix Bancorp, Inc.                                                                                    2                  12/A/
   MetroWest Bank                                                                                          4                  25
   Parkvale Financial Corporation                                                                          5                  85
   PennFed Financial Services, Inc.                                                                        3                  43
   PFF Bancorp, Inc.                                                                                       3                  61
   Republic Security Financial Corporation                                                                18                  88
   St. Francis Capital Corporation                                                                         3                  51
   Sterling Financial Corporation                                                                          6                  69/A/
   WSFS Financial Corporation                                                                              4                  38
                                                                                                                          ------
                                                                                                                           2,209
                                                                                                                          ------
  Health Care -- 1.9%
   Health Care (Diversified) -- 0.2%
   Sierra Health Services, Inc.                                                                           20                  95/A/
                                                                                                                          ------
   Health Care (Drugs/Major Pharmaceuticals) -- N.M.
   Chattem, Inc.                                                                                           2                  15/A/
   Hi-Tech Pharmacal Co., Inc.                                                                             2                   9/A/
   USANA, Inc.                                                                                             3                   9/A/
                                                                                                                          ------
                                                                                                                              33
                                                                                                                          ------
   Health Care (Long-Term Care) -- 0.6%
   Beverly Enterprises, Inc.                                                                              36                 211/A/
   Radiologix, Inc.                                                                                       15                  91/A/
                                                                                                                          ------
                                                                                                                             302
                                                                                                                          ------
   Health Care (Managed Care) -- 0.1%
   US Oncology, Inc.                                                                                      10                  46/A/
                                                                                                                          ------
   Health Care (Medical
   Products and Supplies) -- 0.5%
   CONMED Corporation                                                                                      5                  70/A/
   Del Global Technologies Corp.                                                                           5                  52/A/
   Lakeland Industries, Inc.                                                                               1                   6/A/
   Minntech Corporation                                                                                    2                  14
   Ocular Sciences, Inc.                                                                                   5                  61/A/
   Sola International Inc.                                                                                 5                  33/A/
   Utah Medical Products, Inc.                                                                             3                  24/A/
                                                                                                                          ------
                                                                                                                             260
                                                                                                                          ------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization  Value Trust -- Continued
                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
   Health Care (Specialized Services) -- 0.5%
   AmeriPath, Inc.                                                           16                $    229/A/
   Curative Health Services, Inc.                                             7                      37/A/
   Monarch Dental Corporation                                                 7                      12/A/
                                                                                                    ---
                                                                                                    278
                                                                                                    ---
  Technology -- 2.3%
   Communications Equipment -- 0.2%
   Applied Signal Technology, Inc.                                            6                      41
   Brightpoint, Inc.                                                          9                      46/A/
   Cobra Electronics Corporation                                              3                      20/A/
                                                                                                    ---
                                                                                                    107
                                                                                                    ---
   Computers (Peripherals) -- 0.1%
   Printronix, Inc.                                                           4                      38/A/
   PSC Inc.                                                                   9                      27/A/
                                                                                                    ---
                                                                                                     65
                                                                                                    ---
   Computers (Software/Services) -- 1.0%
   Amplicon, Inc.                                                             6                      90
   Avant! Corporation                                                        24                     442/A/
   Bell Industries, Inc.                                                      2                       4
                                                                                                   ----
                                                                                                    536
                                                                                                   ----
   Electronics (Component Distributors) -- 0.5%
   Pioneer-Standard Electronics, Inc.                                       18                      244
                                                                                                   ----

   Electronics (Instrumentation) -- 0.1%
   Hurco Companies, Inc.                                                      4                      18/A/
   K-Tron International, Inc.                                                 2                      36/A/
   Mesa Laboratories, Inc.                                                    2                       9/A/
   O.I. Corporation                                                         N.M.                      1/A/
                                                                                                    ---
                                                                                                     64
                                                                                                    ---
   Electronics (Semiconductors) -- 0.2%
   NeoMagic Corporation                                                      20                      75/A/
                                                                                                    ---

   Equipment (Semiconductors) -- N.M.
   Farrel Corporation                                                         3                       4
                                                                                                    ---

   Services (Computer Systems) -- 0.2%
   Gerber Scientific, Inc.                                                    7                      58
   Software Spectrum, Inc.                                                    3                      28/A/
                                                                                                   ----
                                                                                                     86
                                                                                                   ----

                                                              Shares/Par                  Value
------------------------------------------------------------------------------------------------------------
  Transportation -- 6.0%
   Air Freight -- N.M.
   Air Methods Corporation                                                  3                   $        9/A/
                                                                                                      ----
   Airlines -- 1.3%
   Alaska Air Group, Inc.                                                   9                          209/A/
   America West Holdings Corporation                                       32                          390/A/
   Amtran, Inc.                                                             2                           19/A/
   Mesaba Holdings, Inc.                                                    1                           15/A/
   Midway Airlines Corporation                                              6                           31/A/
                                                                                                      ----
                                                                                                       664
                                                                                                      ----
   Railroads -- 1.4%
   Genesee & Wyoming Inc.                                                   3                           70/A/
   The Greenbrier Companies, Inc.                                          11                           91
   Wabtec Corporation                                                      23                          232
   Wisconsin Central Transportation Corporation                            33                          347/A/
                                                                                                      ----
                                                                                                       740
                                                                                                      ----
   Truckers -- 3.3%
   American Freightways Corporation                                        N.M                           6/A/
   Arkansas Best Corporation                                                14                         218/A/
   Arnold Industries, Inc.                                                  19                         314
   Boyd Bros. Transportation Inc.                                            2                           9/A/
   Covenant Transport, Inc.                                                 11                         104/A/
   M. S. Carriers, Inc.                                            .       N.M                           2/A/
   Old Dominion Freight Line, Inc.                                           5                          53/A/
   P.A.M. Transportation Services, Inc.                                      6                          58/A/
   Roadway Express, Inc.                                                    15                         267
   Rollins Truck Leasing Corp.                                              21                         134
   Transport Corporation of America, Inc.                                    5                          30/A/
   U.S. Xpress Enterprises, Inc.                                            11                          70/A/
   USA Truck, Inc.                                                           6                          34/A/
   USFreightways Corporation                                                 5                         123
   Yellow Corporation                                                       20                         301/A/
                                                                                                    ------
                                                                                                     1,723
                                                                                                    ------
  Utilities -- 1.9%
   Electric Companies -- 1.9%
   Maine Public Service Company                                              1                          30
   Public Service Company of New Mexico                                     24                         613
   RGS Energy Group, Inc.                                                   12                         350
                                                                                                    ------
                                                                                                       993
                                                                                                    ------
  Total Common Stock and Equity Interests (Identified Cost -- $58,377)                              50,189
 ---------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                                           Shares/Par                  Value
--------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements -- 1.5%
  Goldman, Sachs & Company
   6.60%, dated 9/29/00, to be repurchased at $805
   on 10/2/00 (Collateral: $879 Fannie Mae mortgage-backed
   securities, 6%, due 1/1/29, value $825)                                         $    805              $    805
                                                                                                         --------
  Total Repurchase Agreements (Identified Cost -- $805)                                                       805
-----------------------------------------------------------------------------------------------------------------
  Total Investments -- 96.8% (Identified Cost -- $59,182)                                                  50,994
  Other Assets Less Liabilities -- 3.2%                                                                     1,681
                                                                                                       ----------
  Net assets consisting of:
  Accumulated paid-in capital applicable to:
   6,601 Primary Class shares outstanding                                          $ 64,816
      4 Navigator Class shares outstanding                                               46
  Undistributed net investment income/(loss)                                            (58)
  Accumulated net realized gain/(loss) on investments                                (3,941)
  Unrealized appreciation/(depreciation) of investments                              (8,188)
                                                                                 ----------
  Net assets -- 100.0%                                                                                   $ 52,675
                                                                                                       ==========
  Net asset value per share:

   Primary Class                                                                                         $   7.97
                                                                                                       ==========
   Navigator Class                                                                                       $   8.17
                                                                                                       ==========
---------------------------------------------------------------------------------------------------------------------

  /A/ Non-income producing.
   N.M. - Not meaningful.

   See notes to financial statements.|

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 2000 (Unaudited)
(Amounts in Thousands)

Financial Services Fund


                                                         Shares/Par         Value
-------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.6%
   Capital Goods -- 0.8%
     Electrical Equipment -- 0.8%
     Solectron Corporation                                     8         $  369/A/
                                                                          -----

   Consumer Cyclicals -- 0.4%
     Services (Commercial and Consumer) -- 0.4%
     Cintas Corporation                                        5            218
                                                                          -----

   Consumer Staples -- 3.4%
     Food -- 1.0%
     Riviana Foods, Inc.                                      13            223
     Wm. Wrigley Jr. Company                                   4            284
                                                                          -----
                                                                            507
                                                                          -----

     Retail (Drug Stores) -- 1.8%
     CVS Corporation                                          10            463
     Walgreen Co.                                             11            418
                                                                          -----
                                                                            881
                                                                          -----

     Retail (Food Chains) -- 0.6%
     The Kroger Co.                                           12            271/A/
                                                                          -----

   Energy -- 2.5%
     Oil and Gas (Drilling and Equipment) -- 0.9%
     Nabors Industries, Inc.                                   8            419/A/
                                                                          -----

     Oil and Gas (Exploration and Production) -- 1.6%
     Alberta Energy Company Ltd.                              10            416
     EOG Resources, Inc.                                      10            389
                                                                          -----
                                                                            805
                                                                          -----

   Financials -- 74.3%
     Banking -- 23.4%
     BancWest Corporation                                     17            326
     Cascade Bancorp                                          25            344
     Centennial Bancorp                                       10             60/A/
     City National Corporation                                15            579
     Commerce Bancshares, Inc.                                17            607
     Cullen/Frost Bankers, Inc.                               15            488
     CVB Financial Corp.                                      20            336
     First Security Corporation                               30            489
     Greater Bay Bancorp                                      15          1,042
     Marshall & Ilsley Corporation                            13            652
     Mercantile Bankshares Corporation                        13            472
     Mid-State Bancshares                                     20            625

Legg Mason Investors Trust, Inc.


Financial Services Fund-- Continued



                                                          Shares/Par          Value
-------------------------------------------------------------------------------------------

     Banking -- continued
     Mississippi Valley Bancshares, Inc.                         10              $  258
     National Commerce Bancorporation                            16                 318
     North Fork Bancorporation, Inc.                             33                 714
     Pacific Capital Bancorp                                     15                 401
     Pacific Century Financial Corporation                       30                 514
     Seacoast Banking Corporation of Florida                     10                 247
     Southwest Bancorporation of Texas, Inc.                     15                 490/A/
     TCF Financial Corporation                                   23                 865
     Texas Regional Bancshares, Inc.                             22                 624
     Wilmington Trust Corporation                                 8                 402
     Zions Bancorporation                                        12                 588
                                                                                 ------
                                                                                 11,441
                                                                                 ------

     Banks (Major Regional) -- 17.2%
     BB&T Corporation                                            23                 693
     Comerica Incorporated                                       15                 877
     Fifth Third Bancorp                                         18                 970
     Firstar Corporation                                         20                 447
     FleetBoston Financial Corporation                           21                 819
     National City Corporation                                   20                 443
     Northern Trust Corporation                                  10                 889
     Old Kent Financial Corporation                              17                 486
     State Street Corporation                                     8               1,040
     SunTrust Banks, Inc.                                        12                 573
     U.S. Bancorp                                                15                 341
     Wells Fargo Company                                         19                 855
                                                                                 ------
                                                                                  8,433
                                                                                 ------

     Banks (Money Center) -- 3.3%
     Bank of America Corporation                                 12                 639
     Colorado Business Bankshares, Inc.                          16                 271
     The Chase Manhattan Corporation                             15                 693
                                                                                 ------
                                                                                  1,603
                                                                                 ------

     Consumer Finance -- 0.9%
     Countrywide Credit Industries, Inc.                         12                 453
                                                                                 ------

     Financial (Diversified) -- 3.1%
     Citigroup Inc.                                              15                 793
     USA Education Inc.                                          15                 723
                                                                                 ------
                                                                                  1,516
                                                                                 ------

                                                          Shares/Par                Value
 ------------------------------------------------------------------------------------------------
     Insurance (Life/Health) -- 9.6%
     American General Corporation                                  8             $  647
     Jefferson-Pilot Corporation                                  11                746
     John Hancock Financial Services, Inc.                        24                631/A/
     Lincoln National Corporation                                 14                674
     Manulife Financial Corporation                               25                519
     Nationwide Financial Services, Inc.                          15                561
     Protective Life Corporation                                  18                538
     UnumProvident Corporation                                    15                409
                                                                                 ------
                                                                                  4,725
                                                                                 ------
     Insurance (Multi-Line) -- 2.4%
     American International Group, Inc.                            5                431
     StanCorp Financial Group, Inc.                               17                727
                                                                                 ------
                                                                                  1,158
                                                                                 ------
     Insurance (Property/Casualty) -- 1.3%
     Philadelphia Consolidated Holding Corp.                      30                626/A/
                                                                                 ------

     Investment Banking/Brokerage -- 5.6%
     A.G. Edwards, Inc.                                           10                523
     AXA Financial, Inc.                                          18                917
     The Charles Schwab Corporation                               20                710
     Waddell & Reed Financial, Inc.                               20                620
                                                                                 ------
                                                                                  2,770
                                                                                 ------
     Investment Management -- 4.7%
     Affiliated Managers Group, Inc.                              13                740/A/
     Neuberger Berman Incorporated                                14                861
     T. Rowe Price Associates, Inc.                               15                704
                                                                                 ------
                                                                                  2,305
                                                                                 ------
     Savings and Loan Companies -- 2.8%
     Harbor Florida Bancshares, Inc.                              30                362
     Washington Mutual, Inc.                                      25                995
                                                                                 ------
                                                                                  1,357
                                                                                 ------
   Health Care -- 4.9%
     Health Care (Diversified) -- 0.8%
     Johnson & Johnson                                             4                376
                                                                                 ------

     Health Care (Drugs/Major Pharmaceuticals) -- 2.5%
     Elan Corporation plc                                          7                356/A/
     Eli Lilly & Company                                           4                324
     Pfizer Inc.                                                  13                566
                                                                                 ------
                                                                                  1,246
                                                                                 ------

Legg Mason Investors Trust, Inc.

   Financial Services Fund-- Continued

                                                                                 Shares/Par             Value
   ----------------------------------------------------------------------------------------------------------------
      Health Care (Medical Products and Supplies) -- 1.1%
      Guidant Corporation                                                             8               $    530/A/
                                                                                                      --------
      Health Care (Specialized Services) -- 0.5%
      Hooper Holmes, Inc.                                                            25                    238
                                                                                                      --------

   Technology -- 8.3%
      Computers (Hardware) -- 1.4%
      International Business Machines Corporation                                     6                    675
                                                                                                      --------
      Computers (Software/Services) -- 1.3%
      Jack Henry & Associates, Inc.                                                  15                    651
                                                                                                      --------
      Services (Computer Systems) -- 0.8%
      Computer Sciences Corporation                                                   6                    408/A/
                                                                                                      --------
      Services (Data Processing) -- 4.8%
      DST Systems, Inc.                                                               7                    764/A/
      Fiserv, Inc.                                                                   14                    838/A/
      The BISYS Group, Inc.                                                          10                    734/A/
                                                                                                      --------
                                                                                                         2,336
                                                                                                      --------
   Total Common Stock and Equity Interests (Identified Cost -- $39,261)                                 46,317
   ----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.3%
   Goldman, Sachs & Company
     6.60%, dated 9/29/00, to be repurchased at $2,594
     on 10/2/00 (Collateral: $2,860 Fannie Mae mortgage-backed
     securities, 6%, due 1/1/29, value $2,686)                                   $2,593                  2,593
                                                                                                      --------
   Total Repurchase Agreements (Identified Cost -- $2,593)                                               2,593
   ----------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.90% (Identified Cost -- $41,854)                                             48,910
   Other Assets Less Liabilities --  0.10%                                                                  31
                                                                                                      --------
   Net assets -- 100.0%                                                                               $ 48,941
                                                                                                      ========

-------------------------------------------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
  3,562 Primary Class shares outstanding                                                           $35,330
    922 Class A shares outstanding                                                                   9,389
Undistributed net investment income/(loss)                                                             (58)
Accumulated net realized gain/(loss) on investments                                                 (2,776)
Unrealized appreciation/(depreciation) of investments                                                7,056
                                                                                                   -------
Net assets -- 100.0%                                                                               $48,941
                                                                                                   =======
Net asset value per share:
 Primary Class                                                                                     $ 10.88
                                                                                                   =======
 Net asset value and redemption price per share -- Class A                                         $ 11.04
                                                                                                   =======
 Maximum offering price per share -- Class A                                                       $ 11.59
                                                                                                   =======
--------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.

See notes to financial statements.

   Statements of Operations
   Legg Mason Investors Trust, Inc.
   (Amounts in Thousands) (Unaudited)

                                                                                      Six Months Ended 9/30/00
                                                             --------------------------------------------------------------------
                                                                                                     U.S.            Financial
                                                             American Leading     Balanced   Small-Capitalization    Services
                                                             Companies Trust        Trust         Value Trust          Fund
 --------------------------------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends/A/                                                       $1,894         $   180         $   437            $   339
 Interest                                                               98             389              41                 34
                                                                    ------         -------         -------            -------
    Total income                                                     1,992             569             478                373
                                                                    ------         -------         -------            -------

Expenses:
 Management fee                                                      1,086             137             228                215
 Distribution and service fees                                       1,448             137             268                181
 Transfer agent and shareholder
    servicing expense                                                  122              22              52                 44
 Audit and legal fees                                                   25              22              18                 31
 Custodian fee                                                          62              30              86                 77
 Directors' fees                                                         8               4               4                  4
 Organization expense                                                   --               9               4                 --
 Registration fees                                                      11              10              12                 31
 Reports to shareholders                                                57              11              19                 16
 Other expenses                                                          4              --               1                 59
                                                                    ------         -------         -------            -------
                                                                     2,823             382             692                658
    Less fees waived                                                    --             (44)           (156)              (227)
                                                                    ------         -------         -------            -------
    Total expenses, net of waivers                                   2,823             338             536                431
                                                                    ------         -------         -------            -------
 Net Investment Income/(Loss)                                         (831)            231             (58)               (58)
                                                                    ------         -------         -------            -------

Net Realized and Unrealized Gain/(Loss) on Investments:
 Realized gain/(loss) on investments                                 6,817             908          (2,657)             1,019
 Change in unrealized appreciation/
    (depreciation) of investments                                     (284)            007)          6,241              6,552
                                                                    ------         -------         -------            -------
 Net Realized and Unrealized
    Gain/(Loss) on Investments                                       6,533             (99)          3,584              7,571
 --------------------------------------------------------------------------------------------------------------------------------
 Change in Net Assets Resulting
    From Operations                                                 $5,702         $   132         $ 3,526            $ 7,513
 --------------------------------------------------------------------------------------------------------------------------------

  /A/ Net of foreign taxes withheld of $13 and $1 for American Leading Companies and Balanced Trust, respectively.

  See notes to financial statements.

     Statements of Changes in Net Assets
     Legg Mason Investors Trust, Inc.
     (Amounts in Thousands)

                                                                       American Leading
                                                                       Companies Trust                   Balanced Trust
                                                              -------------------------------     ----------------------------
                                                                 Six Months             Year        Six Months          Year
                                                                   Ended               Ended           Ended           Ended
                                                                  9/30/00             3/31/00         9/30/00         3/31/00
     -------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:                                           (Unaudited)                           (Unaudited)

     Net investment income/(loss)                                $   (831)            $ (1,846)        $    231      $    760

     Net realized gain/(loss) on investments                        6,817                  888              908           724

     Change in unrealized appreciation/
        (depreciation) of investments                                (284)             (23,480)          (1,007)          222
     -------------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting
        from operations                                             5,702              (24,438)             132         1,706

     Distributions to shareholders:
        From net investment income:
           Primary Class                                           (1,615)                  --             (149)       (1,150)
           Class A                                                    N/A                  N/A              N/A           N/A
           Navigator Class                                            N/A                  N/A              N/A           N/A
      In excess of net investment income:
           Primary Class                                               --                   --               --          (107)
           Class A                                                    N/A                  N/A              N/A           N/A
           Navigator Class                                            N/A                  N/A              N/A           N/A
      From net realized gain on investments:
           Primary Class                                               --               (5,587)              --            --
           Class A                                                    N/A                  N/A              N/A           N/A
           Navigator Class                                            N/A                  N/A              N/A           N/A
      In excess of net realized gain on investments:
           Primary Class                                               --                   --               --            --
           Class A                                                    N/A                  N/A              N/A           N/A
           Navigator Class                                            N/A                  N/A              N/A           N/A
     Change in net assets from Fund share transactions:
           Primary Class                                          (21,737)              38,774             (500)      (19,323)
           Class A                                                    N/A                  N/A              N/A           N/A
           Navigator Class                                            N/A                  N/A              N/A           N/A
     ------------------------------------------------------------------------------------------------------------------------
     Change in net assets                                         (17,650)               8,749             (517)      (18,874)

Net Assets:
     Beginning of period                                          297,706              288,957           37,026        55,900
     ------------------------------------------------------------------------------------------------------------------------
     End of period                                               $280,056             $297,706         $ 36,509      $ 37,026
     ------------------------------------------------------------------------------------------------------------------------
     Undistributed net investment income (loss)                  $   (831)            $     --         $    (82)     $     --
     ------------------------------------------------------------------------------------------------------------------------

                                                            U.S. Small-Capitalization
                                                                   Value Trust                      Financial Services Fund
                                                           ---------------------------    ------------------------------------------
                                                           Six Months           Year       Six Months    Three Months      Year
                                                             Ended              Ended         Ended         Ended          Ended
                                                            9/30/00            3/31/00       9/30/00     3/31/00/A/     12/31/99/B/
     -----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:                                     (Unaudited)                      (Unaudited)

     Net investment income/(loss)                         $    (58)          $   (384)    $    (58)      $     (18)     $    (200)

     Net realized gain/(loss) on investments                (2,657)               670        1,019          (2,380)        (1,415)

     Change in unrealized appreciation/
        (depreciation) of investments                        6,241             (2,521)       6,552           1,846         (2,359)
     -----------------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting
        from operations                                      3,526             (2,235)       7,513            (552)        (3,974)
     Distributions to shareholders:
        From net investment income:
           Primary Class                                        --                 --           --              --             --
           Class A                                             N/A                N/A           --              --             --
           Navigator Class                                      --                 --           --              --             --
      In excess of net investment income:
           Primary Class                                        --                 --           --              --             --
           Class A                                             N/A                N/A           --              --             --
           Navigator Class                                      --                 --           --              --             --
      From net realized gain on investments:
           Primary Class                                        --             (1,413)          --              --             --
           Class A                                             N/A                N/A           --              --             --
           Navigator Class                                      --                 (1)          --              --             --
      In excess of net realized gain on investments:
           Primary Class                                        --             (1,283)          --              --             --
           Class A                                             N/A                N/A           --              --             --
           Navigator Class                                      --                 (1)          --              --             --
     Change in net assets from Fund share transactions:
           Primary Class                                    (7,928)             3,609        1,490           3,340         16,732
           Class A                                             N/A                N/A         (315)           (300)         2,958
           Navigator Class                                      --                 (4)          (5)             --              5
     ----------------------------------------------------------------------------------------------------------------------------
     Change in net assets                                   (4,402)            (1,328)       8,683           2,488         15,721

Net Assets:
     Beginning of period                                    57,077             58,405       40,258          37,770         22,049
     ----------------------------------------------------------------------------------------------------------------------------
     End of period                                        $ 52,675           $ 57,077     $ 48,941       $  40,258      $  37,770
     ----------------------------------------------------------------------------------------------------------------------------
     Undistributed net investment income (loss)           $    (58)          $     --     $    (58)      $      --      $      --
     ----------------------------------------------------------------------------------------------------------------------------

/A/  The year end for Financial Services Fund changed from December 31 to March
     31.
/B/ Includes information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).
N/A -- Not applicable.

See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share (and a Class A share for Financial Services Fund) of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                            Investment Operations                           Distributions
                                     ----------------------------------- ----------------------------------------------------------
                                                Net Realized                                      From      In Excess
                           Net Asset    Net         and         Total       From     In Excess     Net       of Net
                            Value,   Investment  Unrealized      From        Net      of Net    Realized    Realized
                           Beginning   Income/   Gain/(Loss)  Investment Investment Investment   Gain on     Gain on      Total
                           of Period   (Loss)  on Investments Operations   Income     Income   Investments Investments Distributions
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*       $18.69    $(.06)      $  .43       $  .37     $  --      $   --      $ (.11)    $    --      $ (.11)
      Years Ended Mar. 31,
        2000                  20.38     (.12)       (1.21)       (1.33)       --          --        (.36)         --        (.36)
        1999                  17.78     (.06)        3.38         3.32        --          --        (.72)         --        (.72)
        1998                  14.74     (.04)/A/     4.93         4.89        --          --       (1.85)         --       (1.85)
        1997                  12.23      .01/A/      3.00         3.01      (.02)         --        (.48)         --        (.50)
        1996                  10.18      .07/A/      2.08         2.15      (.10)         --          --          --        (.10)

Balanced Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*       $12.20    $ .08/B/    $ (.03)      $  .05     $(.05)     $   --      $   --     $    --      $ (.05)
      Years Ended Mar. 31,
        2000                  11.98      .20/B/       .33          .53      (.27)       (.04)         --          --        (.31)
        1999                  12.62      .22/B/      (.56)        (.34)     (.19)         --        (.11)         --        (.30)
        1998                  10.16      .21/B/      2.58         2.79      (.21)         --        (.12)         --        (.33)
        1997/D/               10.00      .09/B/       .11          .20      (.04)         --          --          --        (.04)

U.S. Small-Capitalization Value Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*       $ 7.45    $(.01)/C/   $  .53       $  .52     $  --      $   --      $   --     $    --      $   --
      Years Ended Mar. 31,
        2000                   7.81     (.05)/C/       --         (.05)       --          --        (.16)       (.15)       (.31)
        1999/E/               10.00     (.02)/C/    (2.17)       (2.19)       --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
                                                              Ratios/Supplemental Data
                                           ------------------------------------------------------------------
                                                                      Net
                               Net Asset                           Investment                   Net Assets,
                                Value,                Expenses     Income/(Loss)   Portfolio      End of
                                End of      Total    to Average     to Average     Turnover       Period
                                Period     Return    Net Assets     Net Assets       Rate      (in thousands)
-------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*         $ 18.95      1.96%/F/   1.95%/G/     (.57)%/G/        24.3%/G/      $280,056
      Years Ended Mar. 31,
        2000                     18.69     (6.65)%     1.90%        (.58)%           43.5%          297,706
        1999                     20.38     19.52%      1.93%        (.37)%           47.6%          288,957
        1998                     17.78     35.18%      1.95%/A/     (.28)%/A/        51.4%          200,326
        1997                     14.74     24.73%      1.95%/A/      .05%/A/         55.7%          104,812
        1996                     12.23     21.24%      1.95%/A/      .69%/A/         43.4%           76,100

Balanced Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*         $ 12.20       .41%/F/   1.85%/B,G/   1.26%/B,G/       34.9%/G/      $ 36,509
      Years Ended Mar. 31,
        2000                     12.20      4.53%      1.85%/B/     1.67%/B/         58.0%           37,026
        1999                     11.98     (2.69)%     1.85%/B/     1.96%/B/         50.0%           55,900
        1998                     12.62     27.80%      1.85%/B/     2.08%/B/         34.5%           47,761
        1997/D/                  10.16      2.02%/F/   1.85%/B,G/   2.52%/B,G/        5.1%/G/        17,948

U.S. Small-Capitalization Value Trust
   -- Primary Class
      Six Months Ended
       Sept. 30, 2000*         $  7.97      6.98%/F/   2.00%/C,G/   (.21)%/C,G/      40.7%/G/      $ 52,642
      Years Ended Mar. 31,
        2000                      7.45     (1.06)%     1.99%/C/     (.54)%/C/        66.2%           57,046
        1999/E/                   7.81    (21.90)%/F/  2.00%/C,G/   (.44)%/C,G/      29.5%/G/        58,365
------------------------------------------------------------------------------------------------------------------------------------

                                                     Investment Operations                              Distributions
                                          -------------------------------------------  ---------------------------------------------
                                                                                                                From      In Excess
                             Net Asset         Net         Net Realized       Total       From     In Excess     Net        of Net
                               Value,       Investment    and Unrealized      From        Net       of Net    Realized     Realized
                             Beginning       Income/      Gain/(Loss) on   Investment  Investment Investment   Gain on     Gain on
                             of Period        (Loss)        Investments    Operations    Income     Income   Investments Investments
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
      -- Primary Class
        Six Months Ended
          Sept. 30, 2000*       $ 9.18     $(.02)/I/         $ 1.72           $ 1.70     $ --      $ --        $ --        $ --
        Three Months Ended
         Mar. 31, 2000/H/         9.41      (.01)/I/           (.22)            (.23)      --        --          --          --
        Year Ended Dec. 31,
         1999/J,K/               10.57      (.07)/I/          (1.09)           (1.16)      --        --          --          --
        Period Ended Dec. 31,
         1998/L,M/               10.00      (.01)/I/            .58              .57       --        --          --          --

      -- Class A
        Six Months Ended
          Sept. 30, 2000*       $ 9.28     $ .01/N/          $ 1.75           $ 1.76     $ --      $ --        $ --        $ --
        Three Months Ended
         Mar. 31, 2000/H/         9.49       .01/N/            (.22)            (.21)      --        --          --          --
        Year Ended Dec. 31,
         1999/J,K/               10.58        --/N/           (1.09)           (1.09)      --        --          --          --
        Period Ended Dec. 31,
         1998/L,M /              10.00        --/N/             .58              .58       --        --          --          --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Ratios/Supplemental Data
                                                                              ------------------------------------------------------
                                                                                                 Net
                                                           Net Asset                          Investment                Net Assets
                                                             Value,              Expenses   Income/(loss) Portfolio       End of
                                                Total        End of     Total   to Average    to Average   Turnover       Period
                                            Distributions    Period     Return  Net Assets    Net Assets     Rate     (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
      -- Primary Class
        Six Months Ended
          Sept. 30, 2000*                     $ --         $10.88      18.52%/F/    2.14%/G,I/   (.41)%/G,I/   59.2%/G/    $38,768
        Three Months Ended
         Mar. 31, 2000/H/                       --           9.18      (2.44)%/F/   2.25%/G,I/   (.38)%/G,I/   60.9%/G/     31,397
        Year Ended Dec. 31,
         1999/J,K/                              --           9.41     (10.97)%      2.25%/I /    (.73)%/I/     27.1%        28,366
        Period Ended Dec. 31,
         1998/L,M/                              --          10.57       5.70%/F/    2.25%/G,I/   (.11)%/G,I/     --%        14,598

      -- Class A
        Six Months Ended
          Sept. 30, 2000*                     $ --         $11.04      18.97%/F,O/  1.50%/G,N/    .23%/G,N/    59.2%/G/    $10,173
        Three Months Ended
         Mar. 31, 2000/H/                       --           9.28      (2.21)%/F,O/ 1.50%/G,N/    .36%/G,N/    60.9%/G/      8,856
        Year Ended Dec. 31,
         1999/J,K/                              --           9.49     (10.30)%/O/   1.50%/N/      .01%/N/      27.1%         9,399
        Period Ended Dec. 31,
         1998/L,M /                             --          10.58       5.80%/F,O/  1.50%/G,N/    .22%/G,N/      --%         7,451
------------------------------------------------------------------------------------------------------------------------------------

/A/ Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 1998, 1.99%; 1997, 2.06%; and 1996, 2.20%.
/B/ Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2000, 2.09%; for the years ended March 31, 2000, 1.88%; 1999, 1.90%; 1998, 2.14%; and for the period from
    October 1, 1996 (commencement of operations) to March 31, 1997, 3.03%.
/C/ Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2000, 2.58%; for the year ended March 31, 2000, 2.35%; and for the period from June 15, 1998 (commencement of operations) to March 31, 1999, 2.38%.
/D/ For the period October 1, 1996 (commencement of operations) to March 31,
    1997. E For the period June 15, 1998 (commencement of operations) to March 31, 1999. F Not annualized.
/G/ Annualized.
/H/ The year end for Financial Services Fund changed from December 31 to March
    31.
/I/ Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets would have been as follows:for the six months ended September 30, 2000, 3.19%; for the three months ended March 31, 2000, 2.73%; and for the years ended December 31, 1999 and 1998, 2.73% and 2.40%, respectively.
/J/ Effective October 5, 1999, Legg Mason Fund Adviser, Inc. ("LMFA") became
    Financial Services Fund's adviser, replacing Bartlett &Co. K Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).
/L/ For the period November 16, 1998 (commencement of operations) to December
    31, 1998.
/M/ The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor. N Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows:for the six months ended September 30, 2000, 2.55%; for the three months ended March 31, 2000, 2.08%; and for the years ended December 31, 1999 and 1998, 2.05% and 1.65%, respectively.
/O/ Excluding sales charge on Class A shares.
  * Unaudited.

See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Investors Trust, Inc.
   (Amounts in Thousands)  (Unaudited)
   -----------------------------------------------------------------------------

1. Significant Accounting Policies:
           The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies"), the Balanced Trust ("Balanced Trust"), the U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and the Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
           Each Fund consists of two classes of shares:Primary Class and Navigator Class. The Navigator Class shares of Financial Services and American Leading Companies were redeemed on May 12, 2000 and December 3, 1998, respectively. The Navigator Class of Balanced Trust has not commenced operations. Information about the Navigator Class of U.S. Small-Cap, offered to certain institutional investors, is contained in a separate report to its shareholders. Financial Services has an additional class of shares: Class A. All shareholders bear the common expenses of the Funds based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

      Security Valuation
           Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.
           Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies, U.S. Small-Cap and Financial Services, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

     ---------------------------------------------------------------------------

     At September 30, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                    Receivable for            Payable for
                                    Securities Sold       Securities Purchased
     -------------------------------------------------------------------------
     American Leading Companies         $3,977                    $ --
     Balanced Trust                         --                      --
     U.S. Small-Cap                      3,146                   1,428
     Financial Services                     --                      --

     Deferred Organizational Expenses
           Deferred organizational expenses of $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

     Federal Income Taxes
           No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

     Use of Estimates
           Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the six months ended September 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                     Purchases      Proceeds From Sales
     ------------------------------------------------------------------
     American Leading Companies       $34,527            $63,239
     Balanced Trust                     6,215              7,308
     U.S. Small-Cap                     8,915             17,922
     Financial Services                10,737             11,300

           At September 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                  Net
                                                                             Appreciation/
                                        Cost    Appreciation  Depreciation  (Depreciation)
     -------------------------------------------------------------------------------------
     American Leading Companies       $211,713    $84,883      $(20,424)       $64,459
     Balanced Trust                     33,675      4,631        (1,964)         2,667
     U.S. Small-Cap                     59,182      4,845       (13,033)        (8,188)
     Financial Services                 41,854      8,519        (1,463)         7,056

           At September 30, 2000, Balanced Trust and Financial Services had capital loss carryforwards for federal income tax purposes of $109 and $3,772, respectively, which expire in 2007 and 2008, respectively.

3. Repurchase Agreements:
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:
           American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets.
           Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment manager to American Leading Companies, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal years ended March 31, 1996 through 2000, and for the four months ended August 1, 2000, American Leading Companies paid LMFA fees as shown in the table below, net of any waivers.
           Balanced Trust, U.S. Small-Cap and Financial Services have management agreements with LMFA. Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily neet assets.
           LMFM and LMFA have agreed to waive their fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets as shown in the following chart:

                                                                                          Six Months Ended              At
                                                                                         September 30, 2000     September 30, 2000
                                                                                         ------------------     ------------------
                                          Management     Expense   Expense Limitation        Management             Management
Fund                                          Fee       Limitation   Expiration Date         Fees Waived           Fees Payable
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
  Primary Class                          0.75%          1.95%         Indefinitely               $--                $  178
Balanced Trust
  Primary Class                          0.75%          1.85%         Indefinitely                44                    16
U.S. Small-Cap
  Primary Class                          0.85%          2.00%        July 31, 2001               129                    --
  Navigator Class                        0.85%          1.00%        July 31, 2001                --                    --
Financial Services
  Primary Class                          1.00%          2.25%       August 1, 2001               169                    --
  Class A                                1.00%          1.50%       April 30, 2001                46                    --

--------------------------------------------------------------------------------
           Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by LMFA.
           Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.
           Prior to October 5, 1999, Bartlett served as investment adviser to Financial Services, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, and for the period January 1, 1999 through October 4, 1999, the Fund paid Bartlett a fee of 1.00% of its average daily net assets, net of any waivers.
           Gray, Seifert & Co., Inc. ("Gray, Seifert") serves as investment sub-adviser to Financial Services pursuant to a Sub-Advisory Agreement which was approved by the Board of Directors. Gray, Seifert is responsible for the actual investment activity of the Fund. LMFA pays Gray, Seifert a fee, computed daily and payable monthly, at the rate of 60% of the fee received by LMFA.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (and, with respect to Financial Services, Class A's) average daily net assets, computed daily and payable monthly as follows:


                                                                            Year Ended
                                                                        September 30, 2000      At September 30, 2000
                                                                     ------------------------   ---------------------
                                       Distribution    Service       Distribution and Service  Distribution and Service
Fund                                       Fee           Fee               Fees Waived               Fees Payable
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies                 0.75%        0.25%                  $--                      $238
Balanced Trust                             0.50%        0.25%                   --                        23
U.S. Small-Cap                             0.75%        0.25%                    4                        45
Financial Services
   Primary Class                           0.75%        0.25%                    9                        28
   Class A                                  N/A         0.25%                    3                        --

-------------------
N/A -- Not applicable.

       No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended September 30, 2000.
       Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 2000:
American Leading Companies, $31; Balanced Trust, $5; U.S. Small-Cap, $10; and Financial Services, $4.

--------------------------------------------------------------------------------
           LMFM, LMFA, Legg Mason, Bartlett, Brandywine and Gray, Seifert are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended September 30, 2000, the Funds had no borrowings under the Credit Agreement.

6. Acquisition of Bartlett Financial Services Fund:

           Effective October 5, 1999, Financial Services acquired all of the assets and assumed all of the liabilities of the Bartlett Financial Services Fund ("Bartlett Fund"), a series of Bartlett Capital Trust (an open-end management company), pursuant to a plan of conversion and termination approved by Bartlett Fund's shareholders on September 23, 1999. The shareholders of Bartlett Fund received shares of Financial Services equal to the number and aggregate net asset value (and corresponding class) of their shares in the Bartlett Fund.
           The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Bartlett Fund. As such, Financial Services' basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized depreciation of the Bartlett Fund as of October 5, 1999, were $37,391 and $3,414, respectively.
           The Bartlett Fund's investment objectives, policies and restrictions were identical to those of Financial Services, which had no operations prior to October 5, 1999. For financial reporting purposes, the Bartlett Fund's operating history prior to the acquisition is reflected in the financial statements and financial highlights of Financial Services.

7. Fund Share Transactions:

           At September 30, 2000, there were 250,000, 125,000, 50,000, and
      125,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. At September 30, 2000, there were 125,000 shares authorized at $.001 par value for Class A of Financial Services and there were 50,000 shares authorized at $.001 par value for the Navigator Class of U.S. Small-Cap.

Notes to Financial Statements -- Continued)

--------------------------------------------------------------------------------

           Share transactions were as follows:

                                                                    Reinvestment
                                                    Sold          of Distributions      Repurchased               Net Change
                                             -------------------   ---------------   -----------------     -------------------
                                             Shares       Amount   Shares   Amount   Shares     Amount     Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
      American Leading Companies
      --Primary Class
        Six Months Ended September 30, 2000     587     $11,025       84   $1,583   (1,824)   $(34,345)      (1,153)  $(21,737)
        Year Ended March 31, 2000             5,496     108,290      273    5,499   (4,021)    (75,015)       1,748     38,774

      Balanced Trust
      --Primary Class
        Six Months Ended September 30, 2000     313     $ 3,840       12   $  144     (367)   $ (4,484)         (42)  $   (500)
        Year Ended March 31, 2000               571       6,855      103    1,218   (2,306)    (27,396)      (1,632)   (19,323)

      U.S. Small-Cap
      --Primary Class
        Six Months Ended September 30, 2000     665     $ 5,039       --   $   --   (1,721)   $(12,967)      (1,056)  $ (7,928)
        Year Ended March 31, 2000             4,100      35,126      318    2,663   (4,236)    (34,180)         182      3,609

      --Navigator Class
        Six Months Ended September 30, 2000    N.M.     $     2       --   $   --     N.M.    $     (2)          --   $     --
        Year Ended March 31, 2000                 2          20       --       --       (3)        (24)          (1)        (4)

      Financial Services Fund
      --Primary Class
        Six Months Ended September 30, 2000     474     $ 4,692       --   $   --     (331)   $ (3,202)         143   $  1,490
        Period Ended March 31, 2000/A/          666       5,598       --       --     (262)     (2,258)         404      3,340
        Year Ended December 31, 1999/B/       2,363      23,769       --       --     (729)     (7,037)       1,634     16,732
        Period Ended December 31, 1998/C/,/D/ 1,388      14,009       --       --       (7)        (70)       1,381     13,939

      --Class A
        Six Months Ended September 30, 2000      21      $  215       --   $   --      (53)   $   (530)         (32)  $   (315)
        Period Ended March 31, 2000/A/           41         364       --       --      (77)       (664)         (36)      (300)
        Year Ended December 31, 1999/B/         492       4,979       --       --     (206)     (2,021)         286      2,958
        Period Ended December 31, 1998/C/,/D/   706       7,112       --       --       (2)        (15)         704      7,097

      --Navigator Class

        Six Months Ended September 30, 2000      (1)     $    (5)     --       --    $  --          (1)    $     (5)        (5)
        Period Ended March 31, 2000/A/           --           --      --       --       --          --           --         --
        Period Ended December 31, 1999/B/,/E/     1            5      --       --       --           1            5
--------------------------------------------------------------------------------

      /A/ For the period January 1, 2000 to March 31, 2000.
      /B/ Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6). /C/ For the period November 16, 1998 to December 31, 1998.
      /D/ The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.
      /E/ For the period October 7, 1999 to December 31,1999.
      N.M.-- Not meaningful.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:



Equity Funds:                                 Specialty Funds:

Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
Total Return Trust                            Opportunity Trust
American Leading Companies
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust


Global Funds:                                 Taxable Bond Funds:

Global Income Trust                           U.S. Government Intermediate-Term
Europe Fund                                     Portfolio
International Equity Trust                    Investment Grade Income Portfolio
Emerging Markets Trust                        High Yield Portfolio

Tax-Free Bond Funds:                          Money Market Funds:

Tax-Free Intermediate-Term                    U.S. Government Money Market
  Income Trust                                  Portfolio
Maryland Tax-Free Income Trust                Cash Reserve Trust
Pennsylvania Tax-Free Income Trust            Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




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